UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RAPT Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

RAPT THERAPEUTICS, INC.

561 Eccles Avenue

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 29, 2025

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED APRIL 4, 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of RAPT Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/RAPT2025 on Thursday, May 29, 2025 at 10:00 a.m. Pacific Daylight Time for the following purposes:

1.
To elect Dr. Michael F. Giordano as a Class III director to hold office until the Company’s 2028 annual meeting of stockholders or until his successor has been duly elected and qualified.
2.
To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.
4.
To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
5.
To approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s issued and outstanding common stock, at a ratio of one-for-eight.
6.
To approve the Company’s 2025 Equity Incentive Plan.
7.
To approve the amendment and restatement of the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”) to remove the evergreen provision and increase the aggregate number of shares of the Company’s common stock reserved for issuance under the ESPP by 4,000,000 shares.
8.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the attached proxy statement.

The Annual Meeting will be held in a virtual meeting format only. Online check-in will begin at 9:30 a.m. Pacific Daylight Time and you should allow ample time for the check-in procedures. You will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is April 4, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A complete list of record stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting date. If you would like to view the list, please contact us at our principal executive offices between the hours of 9:00 a.m. and 5:00 p.m. Pacific Daylight Time at RAPT Therapeutics, Inc., Attn: Corporate Secretary, 561 Eccles Avenue, South San Francisco, California 94080; telephone: (650) 489-9000.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of stockholders to be held via live webcast at www.virtualshareholdermeeting.com/RAPT2025 on May 29, 2025 at 10:00 a.m. Pacific Daylight Time.

The definitive proxy statement and our annual report will be available to stockholders at

www.proxyvote.com.

By Order of the Board of Directors,

Brian Wong, M.D., Ph.D. President and Chief Executive Officer South San Francisco, California April , 2025

This definitive proxy statement is dated April , 2025 and is first being made available to stockholders on April , 2025.

You are cordially invited to attend the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/RAPT2025. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or via the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED APRIL 4, 2025

RAPT THERAPEUTICS, INC.

561 Eccles Avenue

South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

MAY 29, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of RAPT Therapeutics, Inc. (the “Company,” “RAPT,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April , 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. All stockholders will have the ability to access the proxy materials online at www.proxyvote.com or may request a printed set of the proxy materials. Instructions on how to access the proxy materials or to request a printed copy may be found in the Notice.

How do I attend the Annual Meeting?

The meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/RAPT2025 on Thursday, May 29, 2025 at 10:00 a.m. Pacific Daylight Time. You will not be able to attend the Annual Meeting in person. To attend the meeting, you will need the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number and proxy to vote.

Online check-in will begin at 9:30 a.m. Pacific Daylight Time and you should allow ample time for the check-in procedures. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to vote before and during the Annual Meeting is discussed below.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

What if I cannot find my control number?

Please note that if you do not have your control number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/RAPT2025 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting.

When is the record date for the Annual Meeting?

The Board of Directors has fixed the record date for the Annual Meeting to be the close of business on April 4, 2025 (the “Record Date”).

Will I be able to ask questions at the Annual Meeting?

Stockholders will be able to submit questions online during the meeting, providing our stockholders with the opportunity for meaningful engagement with the Company. During the Annual Meeting, you may submit questions in the question box provided at www.virtualshareholdermeeting.com/RAPT2025. We will respond to as many inquiries at the Annual Meeting as time allows. Questions must comply with the meeting rules of conduct posted on the virtual meeting web portal.

What if I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any difficulties accessing the virtual Annual Meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote through the internet before or during the Annual Meeting, by proxy through the internet or by telephone, or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the internet or by telephone as instructed below or by completing a proxy card that you may request or that we may elect to deliver at a later time.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy.

What am I voting on?

There are seven matters scheduled for a vote:

•
Proposal No. 1 – To elect Dr. Michael F. Giordano as a Class III director to hold office until the Company’s 2028 annual meeting of stockholders or until his successor has been duly elected and qualified.
•
Proposal No. 2 – To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
•
Proposal No. 3 – To approve, on an advisory basis, the compensation of the Company’s named executive officers.

•
Proposal No. 4 – To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
•
Proposal No. 5 – To approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s issued and outstanding common stock, at a ratio of one-for-eight (the “Reverse Stock Split Proposal”).
•
Proposal No. 6 – To approve the Company’s 2025 Equity Incentive Plan (the “2025 Plan”).
•
Proposal No. 7 – To approve the amendment and restatement of the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”) to remove the evergreen provision and increase the aggregate number of shares of the Company’s common stock reserved for issuance under the ESPP by 4,000,000 shares.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his best judgment.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote through the internet before or during the Annual Meeting, by proxy through the internet or by telephone or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

•
To vote using the proxy card, complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on May 28, 2025 to be counted.
•
To vote through the internet before the meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on May 28, 2025 to be counted.
•
To vote through the internet during the meeting, please visit www.virtualshareholdermeeting.com/RAPT2025. You will be asked to provide the company number and control number from the Notice.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice containing voting instructions from that organization rather than from RAPT. Follow the voting instructions in the Notice to ensure that your vote is counted. To vote through the internet during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing a proxy card, by telephone or through the internet before or during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

•
Proposal No. 1 – “For” the election of Dr. Michael F. Giordano as a Class III director to hold office until the Company’s 2028 annual meeting of stockholders or until his successor has been duly elected and qualified.
•
Proposal No. 2 – “For” the ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
•
Proposal No. 3 – “For” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.
•
Proposal No. 4 – “One year” as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
•
Proposal No. 5 – “For” the approval of the Reverse Stock Split Proposal.
•
Proposal No. 6 – “For” the approval of the 2025 Plan.
•
Proposal No. 7 – “For” the amendment and restatement of the ESPP.

If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his best judgment

What are “broker non-votes”?

If you are a beneficial owner of shares held in street name and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation) and certain corporate governance proposals, even if management-supported. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1, Proposal No. 3, Proposal No. 4, Proposal No. 6 and Proposal No. 7 without your instructions, but may vote your shares on Proposal No. 2 and Proposal No. 5 even in the absence of your instruction. We expect broker non-votes to exist in connection with each of the non-routine proposals.

We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this proxy statement.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date.
•
You may grant a subsequent proxy by telephone or through the internet.
•
You may send a timely written notice that you are revoking your proxy to our Secretary at 561 Eccles Avenue, South San Francisco, California 94080.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How does the Board of Directors recommend stockholders should vote?

The Board of Directors recommends that you vote:

•
Proposal No. 1 – “For” the election of Dr. Michael F. Giordano as a Class III director to hold office until the Company’s 2028 annual meeting of stockholders or until his successor has been duly elected and qualified.
•
Proposal No. 2 – “For” the ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
•
Proposal No. 3 – “For” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.
•
Proposal No. 4 – “One year” as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
•
Proposal No. 5 – “For” the approval of the Reverse Stock Split Proposal.
•
Proposal No. 6 – “For” the approval of the 2025 Plan.
•
Proposal No. 7 – “For” the amendment and restatement of the ESPP.

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Voting Options	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of directors	“For” or “withhold” with respect to each director nominee

Plurality of the votes from the holders of a majority of the shares present by remote communication or represented by proxy at the meeting and entitled to vote on the matter; withhold votes will have no effect(1)

				Not applicable	No effect(2)

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025	“For,” “against,” or “abstain”	“For” votes from the holders of a majority of the shares present by remote communication or represented by proxy at the meeting and entitled to vote on the matter	Same effect as vote “against”	Not applicable(3)

3	A non-binding advisory vote on the compensation of the Company’s named executive officers	“For,” “against,” or “abstain”	“For” votes from the holders of a majority of the shares present by remote communication or represented by proxy at the meeting and entitled to vote on the matter(4)	Same effect as vote “against”	No effect

4.	A non-binding advisory vote on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.	“1 year,” “2 years,” “3 years” or “abstain”	“For” votes from the holders of a majority of the shares present by remote communication or represented by proxy at the meeting and entitled to vote on the matter(5)	(6)	No effect(2)

5.	Approval of the Reverse Stock Split Proposal	“For,” “against,” or “abstain”	“For” votes from the holders of a majority of the shares present by remote communication or represented by proxy at the meeting and voting affirmatively or negatively on the matter	No effect	Not applicable(3)

6.	Approval of the 2025 Plan	“For,” “against,” or “abstain”	“For” votes from the holders of a majority of the shares present by remote communication or represented by proxy at the meeting and voting affirmatively or negatively on the matter	No effect	No effect(2)

7.	Amendment and restatement of the ESPP	“For,” “against,” or “abstain”	“For” votes from the holders of a majority of the shares present by remote	No effect	No effect(2)

Proposal Number	Proposal Description	Voting Options	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
communication or represented by proxy at the meeting and voting affirmatively or negatively on the matter

(1)
Stockholders may not cumulate votes for directors.
(2)
This proposal is considered to be a “non-routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other nominee does not have discretionary authority to vote your shares on this proposal.
(3)
This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other nominee has discretionary authority to vote your shares on this proposal.
(4)
Because this vote is advisory only, it will not be binding on us or on our Board of Directors. However, our Board of Directors and Compensation Committee will consider the outcome of the vote when making future decisions regarding executive compensation.
(5)
If none of the proposed voting frequencies receives “For” votes from the holders of a majority of shares present by remote communication or represented by proxy at the meeting and entitled to vote on the matter, we will consider the frequency receiving the highest number of “For” votes from the holders of shares present by remote communication or represented by proxy at the meeting and entitled to vote on the matter to be the frequency preferred by our stockholders.
(6)
Abstentions will be counted toward the vote total and will have the same effect as a vote “Against” each of the proposed voting frequencies, and thus will have the effect of reducing the likelihood that any frequency receives a majority vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority of the outstanding shares of stock entitled to vote are present at the meeting by remote communication or represented by proxy. On the Record Date there were shares outstanding and entitled to vote. Thus, the holders of shares must be present by remote communication or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting by remote communication. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting by remote communication or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in our proxy materials for our 2026 Annual Meeting of Stockholders, your proposal must be submitted in writing by , 2025 to our Secretary at 561 Eccles Avenue, South San Francisco, California 94080, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

However, if the 2026 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 30 days after May 29, 2026, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), if you wish to submit a proposal (including a director nomination) at the 2026 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so not later than the close of business on February 28, 2026 and no earlier than the close of business on January 29, 2026; provided, however, that if the 2026 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 30 days after May 29, 2026, your proposal must be submitted not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board of Directors’ nominees must provide in their notice any additional information required by Rule 14a-19 under the Exchange Act. In addition, the proxy solicited by our Board of Directors for the 2026 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which RAPT has not been provided with timely notice and (ii) any proposal made in accordance with our Bylaws if (a) the 2026 proxy statement briefly describes the matter and how management proxy holders intend to vote on it, and (b) the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Currently, we have two directors in Class I, two directors in Class II and two directors in Class III, with each class of directors serving a staggered three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors unless the Board of Directors determines by resolution that any such vacancies will be filled by stockholders. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, will serve for the remainder of the full term of that class or until the director’s successor is duly elected and qualified.

The Board of Directors presently has six members. On March 21, 2025, Dr. Wendye R. Robbins notified the Board of Directors that she would not stand for election at the Annual Meeting. The Board of Directors has resolved to decrease its size to five members, effective immediately before the election of directors at the Annual Meeting. The Board of Directors would like to thank Dr. Robbins for her years of dedicated service to the Company. As a result of Dr. Robbins’ departure, there is one Class III director whose term of office expires in 2025, Dr. Michael F. Giordano, and he is standing for election at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors nominated Dr. Giordano for election at the Annual Meeting. Dr. Giordano has served as a member of our Board of Directors since January 2018 when he was appointed by the Board of Directors. If elected at the Annual Meeting, Dr. Giordano would serve until the 2028 Annual Meeting of Stockholders until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Dr. Giordano. If Dr. Giordano becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for Dr. Giordano will instead be voted for the election of a substitute nominee proposed by our Board of Directors, or alternatively, our Board of Directors may leave a vacancy on our Board of Directors or determine that no director be elected at the Annual Meeting. Dr. Giordano has consented to being named as a nominee in this proxy statement and has agreed to serve if elected. We have no reason to believe that Dr. Giordano will be unable to serve.

The following includes a brief biography for Dr. Giordano and each of our other current directors, including their respective ages, as of March 25, 2025. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board of Directors to determine that Dr. Giordano or other current director should serve as a member of the Board of Directors.

Class III Director Nominee for Election for a Three-Year Term Expiring at the 2028 Annual Meeting

Michael F. Giordano, M.D., age 67, has served on our Board of Directors since January 2018. From 1999 to 2017, Dr. Giordano worked at Bristol-Myers Squibb Co. (NYSE: BMY), a pharmaceutical company, most recently serving as Senior Vice President and Head of Development of Oncology, Immuno-Oncology and Immunosciences. Dr. Giordano has served on the board of directors of Achilles Ltd (Nasdaq: ACHL) and Oncovalent, Sumovalent and Arovalent Therapeutics (privately held biopharmaceutical companies) through 2024 and previously served as the Chief Medical Officer and on the board of directors of Epizyme, Inc. (Nasdaq: EPZM), a biopharmaceutical company, from March 2018 to August 2022. He received an M.D. from Weil Cornell Medical College and a B.A. in Natural Science from Johns Hopkins University. We believe that Dr. Giordano’s extensive experience in drug development and in oncology and immuno-oncology, immunosciences and board governance and compensation provide him with the qualifications and skills to serve on the Board of Directors.

The Board of Directors Recommends

a Vote “For” the election of Dr. Giordano.

Class I Directors Continuing in Office Until the 2026 Annual Meeting

Brian Wong, M.D., Ph.D., age 53, has served as a member of our Board of Directors and as our Chief Executive Officer since August 2015 and as our President since June 2019. Dr. Wong has also served as a Venture Partner at The Column Group since April 2022. From January 2009 to August 2015, he served as Vice President of Immunology and Discovery Research and thereafter as Senior Vice President, Research and Head of Immuno-Oncology at Five Prime Therapeutics, Inc. (Nasdaq: FPRX), a biopharmaceutical company. From 2005 to 2009, he served as Director of Research in the Inflammation Disease Biology Area at F. Hoffmann-La Roche Ltd. (SIX: RO, ROG; OTCQX: RHHBY), a pharmaceutical company. Dr. Wong received an M.D. from Weill Cornell Medical College and a Ph.D. in Immunology from Rockefeller University. Dr. Wong earned a B.A. in Chemistry and Biochemistry from Oberlin College. We believe that Dr. Wong’s extensive experience in the life sciences industry and his medical and scientific training provide him with the qualifications and skills to serve on the Board of Directors.

Mary Ann Gray, Ph.D., age 72, has served on our Board of Directors since December 2019. Dr. Gray has been President of Gray Strategic Advisors, LLC, a biotechnology strategic planning and advisory firm, since September 2003. Previously, she served as Senior Analyst and Portfolio Manager of Federated Kaufmann Fund (“Federated”). Prior to Federated, she served as a biotechnology equity research analyst at multiple firms, including Kidder Peabody & Co., Dillon Read & Co. and Raymond James Financial, Inc. (NYSE: RJF). Earlier in her career, she worked as a senior scientist both at Schering Plough Corporation, a pharmaceutical company, and NeoRx Corporation, a biotechnology company. She currently serves on the boards of directors of Compass Therapeutics Inc. (Nasdaq: CMPX), Keros Therapeutics, Inc. (Nasdaq: KROS) and BioAtla Inc. (Nasdaq: BCAB), and previously served on the board of directors of many public and private biotech companies including Palisade Bio, Inc. (Nasdaq: PALI) from July 2019 to March 2024, Sarepta Therapeutics, Inc. (Nasdaq: SRPT) from December 2018 to June 2022, Senomyx, Inc. from September 2010 to November 2018, Juniper Pharmaceuticals, Inc. from March 2016 to August 2018, Galena Biopharma, Inc. from April 2016 to December 2017, TetraLogic Pharmaceuticals Corporation, ACADIA Pharmaceuticals Inc. (Nasdaq: ACAD) April 2005 to June 2016 and Dyax Corp May 2004 to January 2016. Dr. Gray holds a B.S. degree from the University of South Carolina, a Ph.D. in pharmacology from the University of Vermont and completed post-doctoral work at Northwestern University School of Medicine and at the Yale University School of Medicine. We believe that Dr. Gray’s extensive experience in the biotechnology industry provide her with the qualifications and skills to serve on the Board of Directors.

Class II Directors Continuing in Office Until the 2027 Annual Meeting

Linda Kozick, age 67, has served on our Board of Directors since December 2016. From January 2011 to July 2015, Ms. Kozick served as Head of Immuno-Oncology, Oncology Product and Portfolio Strategy for Opdivo and Yervoy Life Cycle Management at Bristol-Myers Squibb Co. (NYSE: BMY), a pharmaceutical company. Ms. Kozick earned an M.B.A. from Chapman University. Ms. Kozick also received an M.S. in Molecular Immunology and a B.S. in Medical Technology from SUNY Upstate Medical University. We believe that Ms. Kozick’s experience in the biopharmaceutical industry and her technical training provide her with the qualifications and skills to serve on the Board of Directors.

Lori Lyons-Williams, age 47, joined our Board of Directors in November 2021 and has served as chair of the Board of Directors since January 2025. Since May 2022, she has served as President and Chief Executive Officer and a member of the board of directors of Abdera Therapeutics, a privately held biopharmaceutical company developing precision radiopharmaceuticals for cancer. Prior to Abdera, from April 2021 to April 2022, she was President and Chief Operating Officer at Neumora Therapeutics, a biotechnology company. Previously, Ms. Lyons-Williams served as Chief Commercial Officer at Dermira, Inc. (Nasdaq: DERM), a biotechnology company focused on immunology and medical dermatology, from December 2016 until its acquisition by Eli Lilly in May 2020. Prior to Dermira, Ms. Lyons-Williams was Vice President, Sales and Marketing at Allergan Ltd. (NYSE:AGN). Ms. Lyons-Williams currently serves as an independent director on the board of Contineum Therapeutics and previously served as an independent director for Five Prime Therapeutics, Inc. (Nasdaq: FPRX), a biopharmaceutical company, until its acquisition by Amgen in April 2021. Ms. Lyons-Williams earned her B.A. from Virginia Tech and her M.B.A. from Carlson School of Management at the University of Minnesota. We believe Ms. Lyons-Williams’ industry experience as an executive and director provide her with the qualifications and skills to serve on the Board of Directors.

Director Continuing in Office Until the Annual Meeting

Wendye Robbins, M.D., age 64, has served on our Board of Directors since September 2019. Since June 2023, she has served as President & CEO of Incendia Therapeutics, Inc., a precision oncology company. From August 2016 to December 2022, Dr. Robbins served as President and Chief Executive Officer of Blade Therapeutics, Inc., a biopharmaceutical company, from August 2016 to December 2022 (and was Interim CEO from May 2015 to July 2016). Dr. Robbins has also been an independent consultant to venture investors and academic scientists in company formation, strategic translational biology and drug development. Dr. Robbins served on the faculty at Stanford University School of Medicine in the Department of Anesthesia, Perioperative Care, and Pain Medicine between 2004 and 2016. Dr. Robbins completed her residency in Anesthesiology at Johns Hopkins University School of Medicine, her internship in Internal Medicine at the University of Pennsylvania School of Medicine and received her fellowship training in Pain Medicine from John Hopkins University School of Medicine. Dr. Robbins received an M.D. from The Medical College of Pennsylvania and a B.S. in Business Administration from the Haas School of Business at the University of California, Berkeley. We believe that Dr. Robbins’ extensive experience in the biopharmaceutical industry, her industry expertise and financial knowledge provide her with the qualifications and skills to serve on the Board of Directors.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Overview

We are committed to exercising good corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Corporate Governance section of our website, www.rapt.com, including our Corporate Governance Guidelines, Code of Business Conduct and Ethics and the charters for our Audit, Compensation and Nominating and Corporate Governance Committees. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement. We believe that our corporate governance policies and practices, including the substantial percentage of independent directors on our Board of Directors, empower our independent directors to effectively oversee our management—including the performance of our Chief Executive Officer—and provide an effective and appropriately balanced board governance structure.

Board of Directors Experience

We believe in order to provide effective decision making and oversight of the Company, our Board of Directors’ experience and diversity of perspective is integral. As set forth in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee and our Board of Directors consider diversity, age, skills and such other factors as they deem appropriate given the current needs of the Board of Directors and the Company in identifying director nominees.

We believe that our current directors possess diverse professional experiences, skills and backgrounds, in addition to, among other characteristics, high standards of personal and professional ethics and valuable knowledge of our business and our industry.

Independence of the Board of Directors

Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director and director nominee concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that Dr. Giordano, Dr. Gray, Ms. Kozick, Ms. Lyons-Williams, William Rieflin (at the time of service on the Board of Directors) and Dr. Robbins do not or did not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is or was otherwise “independent” as that term is defined under applicable listing standards of the Nasdaq Stock Market LLC (such listing standards, the “Nasdaq Listing Rules” and “Nasdaq”). Dr. Wong is not considered independent because he currently serves as our Chief Executive Officer. In addition, our Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (that is currently a member of such committees or was during 2024) meets or met the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is or was free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. In making these independence determinations, our Board of Directors considered the current and prior relationships that each non-employee director (and Mr. Rieflin) has or had with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director (and Mr. Rieflin).

Board Leadership Structure

The roles of chair of our Board of Directors and Chief Executive Officer are currently separated, with Ms. Lyons-Williams serving as chair of our Board of Directors and Dr. Wong serving as our Chief Executive Officer. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the chair of our Board of Directors to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. In determining to separate these roles, our Board of Directors recognized and continues to recognize the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as chair of our Board of Directors, particularly as the Board of Directors’ oversight responsibilities continue to grow. While our Bylaws and corporate governance guidelines do not require that our chair and Chief Executive Officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Role of the Board of Directors in Risk Oversight

Our Board of Directors believes that risk management is an important part of establishing, updating and executing our business strategy. Our Board of Directors, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations and the financial condition and performance of the Company. Our Board of Directors focuses its oversight on the most significant risks facing the Company and its processes to identify, prioritize, assess, manage and mitigate those risks. Our Board of Directors and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, cybersecurity, legal and regulatory risks. While our Board of Directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

The Audit Committee is responsible for overseeing our financial reporting process on behalf of our Board of Directors and reviewing with management and our auditors, as appropriate, our major financial risk exposures, as well as overseeing our cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats. The Compensation Committee is responsible for overseeing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Nominating and Corporate Governance Committee oversees the management of risks associated with our overall compliance and corporate governance practices and the independence and composition of our Board of Directors. These committees provide regular reports to the full Board of Directors.

Meetings of the Board of Directors and Attendance

The Board of Directors met 17 times during 2024. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors, and of the committees on which he or she served, held during the portion of 2024 for which he or she was a director or committee member, with the exception of Ms. Kozick, who attended 74% of such meetings.

Our policy is to encourage directors and nominees for director to attend the Annual Meeting. Five of our then-serving directors attended the 2024 Annual Meeting of Stockholders.

Information Regarding Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides committee membership as of March 25, 2025 and meeting information for 2024 for each of these committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Michael Giordano, M.D.		✓*	✓
Mary Ann Gray, Ph.D.	✓*
Linda Kozick	✓		✓*
Wendye Robbins, M.D.(1)	✓
Lori Lyons-Williams (1)		✓	✓
Number of meetings	4	8	1

* Committee chair

(1) On March 21, 2025, Dr. Wendye R. Robbins notified the Board of Directors that she would not stand for election at the Annual Meeting, and, accordingly, her term will expire at the Annual Meeting. Effective as of the Annual Meeting, we expect Ms. Lyons-Williams will join the Audit Committee and step down from the Nominating and Corporate Governance Committee.

Below is a description of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The written charters of the committees are available to stockholders on the Corporate Governance section of our website at www.rapt.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

Our Audit Committee currently consists of Dr. Mary Ann Gray, Linda Kozick and Dr. Wendye Robbins. Effective as of the Annual Meeting, we expect the Audit Committee to consist of Dr. Mary Ann Gray, Linda Kozick and Lori-Lyons Williams. The chair of our Audit Committee is and will continue to be Dr. Gray. Our Board of Directors has determined that each member of the Audit Committee and Ms. Lyons-Williams satisfies the independence requirements under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has determined that Dr. Gray, Dr. Robbins and Ms. Lyons-Williams are each an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee and Ms. Lyons-Williams can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s, as well as Ms. Lyons-Williams’, scope of experience and the nature of her employment.

The primary purpose of the Audit Committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:

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helping our Board of Directors oversee our corporate accounting and financial reporting processes;
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managing and/or assessing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent accountants, our interim and year-end operating results;
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developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
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reviewing related party transactions;
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reviewing our policies on risk assessment and risk management, including those concerning data privacy, cybersecurity and backup of information systems;
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reviewing, with our independent registered public accounting firm, our internal control procedures, any material issues with such procedures and any steps taken to address such issues; and
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pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq and can be accessed in the Corporate Governance section of our website at www.rapt.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement. Our Audit Committee meets regularly in executive session.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Mary Ann Gray, Ph.D. (Chair)

Linda Kozick

Wendye Robbins, M.D.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee currently consists of Dr. Michael Giordano and Lori Lyons-Williams. The chair of our Compensation Committee is Dr. Giordano. Our Board of Directors has determined that each member of the Compensation Committee satisfies the independence requirements under the listing standards of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

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reviewing and recommending to our Board of Directors the compensation of our Chief Executive Officer and other executive officers;
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reviewing and recommending to our Board of Directors the compensation of our directors;
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administering our equity incentive plans and other benefit programs;
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reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;
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reviewing, discussing with management and overseeing our policies practices and strategies as they relate to human capital management, including those regarding recruiting, retention, career development and progression, diversity and inclusion;
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establishing and overseeing the administration of the Company’s clawback or similar policies; and
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reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Our Compensation Committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules and can be accessed in the Corporate Governance section of our website at www.rapt.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets several times annually and with greater frequency when necessary. The agenda for each meeting is usually developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants, internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration the factors prescribed by the SEC and Nasdaq that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Aon plc/Radford (“Radford”) as compensation consultants. The Compensation Committee requested that Radford:

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evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

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assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. At the request of the Compensation Committee, Radford also conducted individual interviews with senior management to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford, the Compensation Committee approved the recommendations.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined cash incentive and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation, as well as awards to be granted. As part of its deliberations regarding compensation for all executives and directors, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Linda Kozick, Dr. Michael Giordano and Lori Lyons-Williams. Effective as of the Annual Meeting, we expect the Nominating and Corporate Governance Committee to consist of Ms. Kozick and Dr. Giordano. The chair of our Nominating and Corporate Governance Committee is and will continue to be Ms. Kozick. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee satisfies the independence requirements under the listing standards of Nasdaq.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

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identifying and evaluating candidates to serve on our Board of Directors, including the nomination of incumbent directors for reelection and nominees recommended by stockholders;
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considering and making recommendations to our Board of Directors regarding the composition and chairs of the Board of Directors and committees of our Board of Directors;
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instituting plans or programs for the continuing education of directors and orientation of new directors;
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reviewing developments in corporate governance practices;
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developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters; and
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overseeing periodic evaluations of the Board of Directors’ performance, including committees of the Board of Directors.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable Nasdaq Listing Rules and can be accessed in the Corporate Governance section of our website at www.rapt.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.

Our Nominating and Corporate Governance Committee uses its network of contacts to find potential candidates for director, but may also engage, if it deems appropriate, a professional search firm. Our Nominating and Corporate Governance Committee conducts any appropriate inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management; having sufficient time to devote to the affairs of the Company; demonstrating excellence in his or her field; having the ability to exercise sound business judgment; having experience as a board member or executive officer of another publicly held company; having a diverse personal background, perspective and experience and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of RAPT and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity of background, age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and RAPT, to maintain a balance of knowledge, experience and capability.

Our Nominating and Corporate Governance Committee reviews the service of incumbent directors whose terms are set to expire, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, as well as the overall composition of the Board of Directors and the desire to add new skill sets and expertise to the Company. In the case of all director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq Listing Rules, applicable SEC rules and regulations and the advice of counsel, if necessary.

Our Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 561 Eccles Avenue, South San Francisco, California 94080. Submissions must include the following information, in addition to any other requirements set forth in our Bylaws and applicable law: the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our common stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

Our Board of Directors believes that stockholders should have an opportunity to communicate with the Board of Directors and efforts have been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Stockholders wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director c/o RAPT Therapeutics, Inc., 561 Eccles Avenue, South San Francisco, California 94080, Attn: Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions. The Code of Conduct is available on our website at www.rapt.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement. We intend to promptly disclose on our website or in a Current Report on Form 8-K in the future (i) the date and nature of any amendment (other than technical, administrative or other non-substantive amendments) to the Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K and (ii) the nature of any waiver, including an implicit waiver, from a provision of the Code of Conduct that is granted to one of these specified individuals that relates to one or more of the elements of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the name of such person who is granted the waiver and the date of the waiver.

Corporate Governance Guidelines

As part of our Board of Directors’ commitment to enhancing stockholder value over the long term, our Board of Directors has adopted a set of Corporate Governance Guidelines to provide the framework for the governance of the Company and to assist our Board of Directors in the exercise of its responsibilities. Our Corporate Governance Guidelines cover, among other topics, composition and structure of the Board of Directors, Board of Directors membership criteria, director independence, Board of Directors and Board of Directors committee assessments, committees of the Board of Directors, Board of Directors access to management and outside advisors and director orientation and education. The Corporate Governance Guidelines, as well as the charters for each committee of the Board of Directors, may be viewed on the Corporate Governance section of our website at www.rapt.com. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.

Insider Trading Policies

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees. Our insider trading policies and procedures prohibit directors, officers and other employees from engaging in any transaction in our securities, including any purchase or sale in the open market, loan, pledge, hedge or other transfer of beneficial ownership without first obtaining pre-clearance of the transaction from our Chief Financial Officer (the “Clearing Officer”). Pursuant to our insider trading policies and procedures, our directors, officers, employees, and their designees may not trade in in options, puts, calls, or other derivative instruments related to our stock or debt. Further, directors, officers, employees, and their designees may not purchase our stock on margin, borrow against our stock held in a margin account, or pledge our stock as collateral for a loan. In addition, it is our intent to comply with the applicable laws and regulations relating to insider trading. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025 and has further directed that management submit the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP was engaged in 2017 and has audited the Company's financial statements since 2017. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors Recommends

a Vote “For” Proposal No. 2.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to RAPT for the years ended December 31, 2024 and 2023, by Ernst & Young LLP, RAPT's independent registered public accounting firm.

	Year Ended December 31,
	2024	2023
	(in thousands)
Audit Fees(1)	$1,275,298	$1,207,043
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,275,298	$1,207,043

(1)
Audit fees of Ernst & Young LLP for the years ended December 31, 2024 and 2023 were for professional services rendered for audits of RAPT's consolidated financial statements, including accounting consultations, reviews of quarterly financial statements and professional services rendered in connection with RAPT's registration statements.

All fees have been pre-approved by our Audit Committee.

Pre-Approval Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company’s stockholders are being asked to approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding. Although this resolution is non-binding, the Board of Directors and the Compensation Committee value the opinions of the Company’s stockholders and will review and consider the voting results when making future compensation decisions for the Company’s named executive officers. If stockholders approve the “one year” option as the frequency of future say-on-pay votes under Proposal No. 4, the Company expects that it will conduct its next say-on-pay vote at the 2026 Annual Meeting of Stockholders.

The Company’s named executive officer compensation program is designed to attract, retain and motivate the caliber of officers needed to ensure the Company’s continued growth and profitability. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of the Company’s named executive officers described in this proxy statement. The Company believes that its named executive officer compensation program is competitive within the Company’s industry and strongly aligned with the long-term interests of its stockholders. The Compensation Committee regularly reviews the Company’s named executive officer compensation program to ensure that it achieves the desired goals of aligning the Company’s named executive officer compensation structure with its stockholders’ interests and current market practices.

Proposed Resolution

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the stockholders of RAPT Therapeutics, Inc. (the “Company”) approve, on an advisory basis, compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.

The Board of Directors Recommends
a Vote “For” Proposal No. 3.

PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF SOLICITATION OF

ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company's stockholders are also entitled to vote, on an advisory basis, on whether the “say-on-pay” vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. The vote on the frequency of the say-on-pay vote, just as with the say-on-pay vote itself, is advisory only, and it also is not binding on the Company or on the Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of the Company's named executive officers.

After careful consideration, the Board of Directors has determined that a say-on-pay vote that occurs every year is the most appropriate alternative for the Company at this time. Therefore, the Board of Directors recommends that you vote for a “one year” frequency for the say-on-pay vote.

Although the Board of Directors recommends a say-on-pay vote be held every year, you may vote one of four choices for this Proposal No. 4 on the proxy card: “one year,” “two years,” “three years” or “abstain.”

Proposed Resolution

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the option of once every one year, two years, or three years that receives stockholder approval for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory stockholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

The Board of Directors Recommends

a Vote of “one year” for this Proposal No. 4.

PROPOSAL NO. 5

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Background Regarding Reverse Stock Split

The Company’s Board of Directors has adopted and deemed advisable, and is recommending that the Company’s stockholders approve, a proposed amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all of the outstanding shares of the Company’s common stock at a ratio of one-for-eight and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board of Directors in its sole discretion. The form of the proposed amendment to the Company’s amended and restated certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board of Directors deems necessary or advisable to effect the proposed amendment of the Company’s amended and restated certificate of incorporation.

By approving this Proposal No. 5, stockholders will (i) approve an amendment to our amended and restated certificate of incorporation pursuant to which every eight outstanding shares of the Company’s common stock would be combined into one share of its common stock and (ii) authorize the Board of Directors to file such amendment, as determined by the Board in the manner described herein. The Board may effect only one Reverse Stock Split as a result of this authorization. The Board of Directors may also elect not to execute any Reverse Stock Split. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions and existing and expected trading prices and volumes for our common stock. Although the Company’s stockholders may approve the Reverse Stock Split, the Company will not effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The Reverse Stock Split will take effect, if at all, after it is approved by the stockholders, is deemed by the Board of Directors to be in the best interests of the Company and its stockholders, and after filing the amendment to the Company’s amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The total number of authorized shares of common stock will remain at 500,000,000, notwithstanding the Reverse Stock Split.

In the event that approval for the Reverse Stock Split is obtained, and the Board of Directors does not execute the Reverse Stock Split within the 12-month period following the Annual Meeting, further stockholder approval would be required prior to implementing any reverse stock split.

Forward-Looking Statements

This proxy statement, including statements in “Approval of the Reverse Stock Split Proposal,” contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations and involve risks and uncertainties. Forward-looking statements may include statements regarding the expected or potential benefits of implementing a Reverse Stock Split as described in this proposal. No forward-looking statement can be guaranteed and actual results may differ materially from those stated or implied by forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statement, except as required under applicable law. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, particularly those mentioned under the “Risk Factors” heading of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequently filed report containing “Risk Factors.”

Reasons for the Reverse Stock Split

The Board of Directors is submitting the proposed authorization for the Reverse Stock Split to the Company's stockholders for approval in order to obtain the flexibility to reduce the number of issued and outstanding shares and to potentially increase the per share trading price of our common stock, which the Board of Directors believes may benefit the Company and our stockholders in a number of potential ways:

•
Improve the marketability and liquidity of the Company’s common stock. The Board of Directors believes that the increased market price of the Company’s common stock expected as a result of implementing a Reverse Stock Split could improve the marketability of the Company’s common stock, which could improve the liquidity of the Company’s common stock and encourage interest and trading in the Company’s common stock.
•
Mitigate the effects of certain stock price requirements. We understand that many brokerage houses, institutional investors and funds have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, or restrict or limit the ability to purchase such stocks on margin. The Reverse Stock Split could help the Company avoid having its common stock classified as a security that is not recommended for purchase based solely on the basis of a low trading price. Additionally, a Reverse Stock Split could help increase analyst and broker interest in the Company’s common stock as their internal policies might discourage them from following or recommending companies with low stock prices.
•
Mitigate the effects of stock price volatility. Low-priced stocks often have higher stock price volatility, and because of this, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.
•
Improve the Company’s ability to attract, retain and motivate employees. A higher market price per share for the Company’s common stock may help the Company attract, retain and motivate employees because some potential employees are less likely to work for a company with a low stock price, regardless of such company’s capitalization.
•
Flexibility to pursue future business opportunities. The availability of additional shares of common stock would provide the Company with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings and other issuances, mergers, business combinations or other strategic transactions, asset acquisitions, stock dividends, stock splits and other corporate purposes.
•
Lower transaction costs. Investors may be less likely to purchase stocks below certain prices because transaction costs, such as brokers’ commissions or bid-ask spreads, can be higher as a percentage of the total transaction value for low-priced stocks.
•
Ensure continued ability to list the Company’s shares on The Nasdaq Global Market. The Company’s common stock is publicly traded and listed on The Nasdaq Global Market under the symbol “RAPT.” To continue our listing on The Nasdaq Global Market, we must comply with the Nasdaq Listing Rules. Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”) requires a minimum bid price of $1.00 per share for continued inclusion on The Nasdaq Global Market. We are currently in compliance with the minimum bid price requirement set forth in the Bid Price Rule, but our common stock has recently traded around $1.00 per share. As such, we believe that effecting the Reverse Stock Split will reduce the risk that our stock becomes subject to delisting from The Nasdaq Global Market due to the Bid Price Rule.

Accordingly, for these reasons the Company believes that granting the Board of Directors the flexibility to effect the Reverse Stock Split is in the Company's and its stockholders’ best interests.

Criteria to be Used for Decision to Implement the Reverse Stock Split

In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of this proposal, our Board of Directors may consider, among other things, various factors, such as:

•
the historical trading price and trading volume of the Company’s common stock;
•
the then-prevailing trading price and trading volume of the Company’s common stock and the expected impact of the Reverse Stock Split on the trading market for the Company’s common stock in the short and long term;
•
the Company's ability to maintain our listing on The Nasdaq Global Market;
•
prevailing general market and economic conditions; and
•
whether and when the Board of Directors desires to have the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use the Company’s common stock for business and/or financial purposes, as well as to accommodate the shares of the Company’s common stock to be authorized and reserved for future equity awards.

Effect on Outstanding Common Stock and Authorized Common Stock

If the Company effects a one-for-eight reverse stock split on the Company’s outstanding common stock as of the close of business on March 25, 2025, every eight of outstanding shares of the Company’s common stock would be combined into one share of its common stock such that the Company’s 132,006,828 shares of common stock issued and outstanding as of such time would become 16,500,853 shares of common stock. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash as set forth below under “No Fractional Shares.” Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares.

While the Reverse Stock Split will not impact the absolute number of the Company’s authorized shares of common stock, which will remain at 500,000,000, notwithstanding the Reverse Stock Split, it will result in an effective increase in the authorized number of shares of the Company’s common stock. The Company may use the additional authorized and unissued shares of common stock resulting from the Reverse Stock Split to issue additional shares of common stock from time to time in equity financings, in connection with strategic transactions, under the Company’s equity compensation plans or in connection with other matters. The Board currently has no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued shares of common stock.

The Reverse Stock Split will affect all of the Company’s stockholders uniformly (except as it relates to the treatment of fractional shares, which will not apply if as a result of the Reverse Stock Split a common stockholder does not hold fractional shares) and will not materially affect any stockholder’s percentage ownership interests in the Company or proportionate voting power. For example, a holder of 2% of the voting power of the outstanding shares of the Company’s common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the outstanding shares of the Company’s common stock immediately after such Reverse Stock Split. The Reverse Stock Split will not change the terms of the Company’s common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

Effect of the Reverse Stock Split on Our Outstanding Pre-Funded Warrants and Outstanding Equity Awards, Future Awards under Our Incentive Plans, and Future Purchases under our At-The-Market Offering

If the Reverse Stock Split is implemented, the number of shares of common stock subject to outstanding pre-funded warrants and options, restricted stock unit awards and other equity awards issued by the Company, and the number of shares reserved for future issuance and all other share limits under the Company’s equity incentive plans, will be reduced by the same ratio as the reduction in the outstanding shares, in each case rounded down to the nearest whole share. Correspondingly, the exercise price for individual outstanding options, on a per share basis, will be proportionally increased (resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Stock Split), in each case rounded up to the nearest cent. As of March 25, 2025, there were outstanding stock options to purchase an aggregate of 12,248,761 shares of common stock at a weighted-average exercise price of $9.02 per share (or $2.15 per share giving effect to the Repricing described below). At the ratio of one-for-eight, the number of shares covered by outstanding options will be reduced to one-eighth the number currently issuable, and the exercise price of outstanding options will be increased by eight times the current exercise price, rounded up to the nearest cent. In addition, because our “at-the-market offering” pursuant to the Sales Agreement with Cantor Fitzgerald & Co. and Leerink Partners LLC allows us to sell up to $150,000,000 of shares of common stock rather than a set number of shares of common stock, there will be no direct impact on the number of shares of common stock that the Company may sell under such agreement; however, as described above, the Company does expect that the Reverse Stock Split will increase the per share trading price of its common stock, and as a result thereof, the Company would expect to issue fewer shares, if any, thereunder.

No Fractional Shares; Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash (without interest) in an amount equal to such fraction multiplied by the closing sales price of the Company’s common stock as reported on The Nasdaq Global Market (or such other principal market upon which the Company’s common stock is listed) immediately preceding the effective date of the certificate of amendment to the Company’s amended and restated certificate of incorporation (with such closing sales price being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

As of March 25, 2025, there were 41 stockholders of record of the Company’s common stock, of which none held fewer than eight shares of common stock. Upon stockholder approval of this Proposal No. 5, if the Board of Directors elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, fewer than eight shares would no longer be stockholders as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the common stock would be reduced will depend on the number of stockholders that hold less than eight shares as of the effective date of the Reverse Stock Split. As a result of the Reverse Stock Split, the Company estimates that cashing out fractional stockholders would not reduce the number of stockholders of record.

Certain Risks and Potential Disadvantages Associated with Reverse Stock Split

The Company cannot assure you that the proposed Reverse Stock Split will increase its stock price for a sustained period and have the desired effect. The Company expects the Reverse Stock Split to increase the per share trading price of its common stock. However, the effect of the Reverse Stock Split upon the market price of the Company’s common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies is varied. In particular, some investors may view a reverse stock split negatively because reverse stock splits are often used in the context of a potential delisting due to failure to meet the minimum price rule of the relevant listing market. The Company is currently in compliance with the minimum price of $1.00 per share required by the Bid Price Rule, but some investors may still view a reverse stock split negatively. It is possible that the per share price of the Company’s common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the Company’s common stock outstanding resulting from the Reverse Stock Split, the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks or the price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum required for compliance with the Bid Price Rule for a sustained period of time. In addition, although the Company believes the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, the Company cannot assure you that, if implemented, its common stock will be more attractive to institutional and other long-term investors. Even if the Company implements the Reverse Stock Split, the market price of its common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of the Company’s common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including the Company’s future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of the Company’s common stock remains in excess of $1.00 per share, the Company may be delisted due to a failure to meet other continued listing requirements, including requirements under the Nasdaq Listing Rules related to the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of “round lot” holders.

In addition, the proposed Reverse Stock Split may decrease the liquidity of the Company’s common stock and result in higher transaction costs. The liquidity of the Company’s common stock may be negatively impacted by a Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if a Reverse Stock Split is implemented, it will increase the number of the Company’s stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity of the Company’s common stock described above.

Potential Anti-Takeover Effect

The implementation of a Reverse Stock Split will result in an effective increase in the authorized number of shares of the Company’s common stock, which may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the Reverse Stock Split might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board of Directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of the Company because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. The Company’s common stock could also be issued to purchasers who would support the Board of Directors in opposing a takeover bid which the Board of Directors determines not to be in the Company’s best interests and those of its stockholders. The Board of Directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Stock Split is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

Record and Beneficial Stockholders

If this Proposal No. 5 is approved by the Company’s stockholders and the Board of Directors elects to implement the Reverse Stock Split, stockholders of record holding all of their shares of the Company’s common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by the Company for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal No. 5 is approved by the Company’s stockholders and the Board of Directors elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from the Company or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. The Company’s transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates.

Accounting Matters

The par value of the shares of the Company’s common stock is not changing as a result of the implementation of the Reverse Stock Split. The Company’s stated capital, which consists of the par value per share of the Company’s common stock multiplied by the aggregate number of shares of its common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, the Company’s additional paid-in capital, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon the issuance of all currently outstanding shares of its common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Possible Disadvantages of Reverse Stock Split

Even though the Board of Directors believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Stock Split:

1.
The reduced number of shares of the Company’s common stock resulting from a Reverse Stock Split could adversely affect the liquidity of its common stock.
2.
The Reverse Stock Split could result in a significant devaluation of the Company’s market capitalization and the trading price of its common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.
3.
The Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Stock Split.
4.
There can be no assurance that the market price per post-Reverse Stock Split share will increase in proportion to the reduction in the number of old shares of the Company’s common stock outstanding before the Reverse Stock Split. For example, based on the closing market price of our common stock on March 25, 2025 of $1.56 per share of common stock, if the stockholders approve this proposal and the Board of Directors implements the one-for-eight Reverse Stock Split, there can be no assurance that the post-split market price of the Company’s common stock would be $12.48 per share or greater. Accordingly, the total market capitalization of the Company’s common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of the Company’s common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.
5.
While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company's common stock may not necessarily improve.
6.
If the Reverse Stock Split is effected and the market price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of the Company’s common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

7.
The implementation of the Reverse Stock Split will effectively result in an increase in the authorized number of shares of common stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications by permitting issuances that would dilute the ownership of a person seeking to effect a hostile takeover or increase its percentage ownership. This Proposal No. 5 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt.

Procedure for Effecting Reverse Stock Split

If the Company’s stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by the Board of Directors to be in the best interests of the Company and its stockholders and the Company files the amendment to the Company’s amended and restated certificate of incorporation with the Secretary of State of Delaware. Even if the Reverse Stock Split is approved by the Company’s stockholders, the Board of Directors has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all of the Company’s old common stock will be converted into new common stock as set forth in the amendment. As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected.

All of the Company’s registered holders hold their shares electronically in book-entry form with the Company’s transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold registered shares in book-entry form with the Company’s transfer agent, no action needs to be taken to receive shares of common stock following the Reverse Stock Split. If a stockholder is entitled to shares following the Reverse Stock Split, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the Company’s proposed amendment to its amended and restated certificate of incorporation to effect the Reverse Stock Split and the Company will not independently provide its stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. Holders (as defined below) of the Company’s common stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder in such U.S. Holder’s particular circumstances. This summary is limited to U.S. Holders.

The discussion below only addresses U.S. Holders who hold the Company’s common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to stockholders subject to special rules, such as brokers or dealers in securities or foreign currencies, stockholders that are not U.S. Holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions or insurance companies, mutual funds, stockholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, stockholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, stockholders who acquired their stock in connection with the exercise of employee stock options or other employee plans or compensatory arrangements, stockholders whose functional currency is not the U.S. dollar, partnerships or other entities classified as partnerships, S corporations or disregarded entities for U.S. federal income tax purposes (or persons holding the Company’s common stock through such entities), stockholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of our common stock and one or more other positions, stockholders who exercise dissenters’ or appraisal rights, or stockholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences under state, local or non-U.S. tax laws, or under estate, gift, excise or other tax laws (other than certain U.S. federal income tax consequences of the Reverse Stock Split), the alternative minimum tax, the Medicare contribution tax on net investment income, the special tax accounting rules under Section 451(b) of the Code, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split), or the tax consequences to holders of options, warrants (including pre-funded warrants) or other rights to acquire the Company’s common stock.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

1.
an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
2.
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
3.
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
4.
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Company’s common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding the Company’s common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

The Company’s view regarding the tax consequences of the Reverse Stock Split is not binding with the Internal Revenue Service (“IRS”) or the courts. The Company has not sought, and does not intend to seek, any tax opinion from counsel or ruling from the IRS with respect to any of the statements made in this summary. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL, STATE, LOCAL OR NON-U.S. INCOME OR NON-INCOME TAX LAW OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split

The Company intends to treat the Reverse Stock Split as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss in the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock (as described below). A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock exchanged (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. Holder’s holding period in the reduced number of shares of common stock should include the holding period in its pre-Reverse Stock Split shares of the Company’s common stock exchanged. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

A U.S. Holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.

A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any excess amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the IRS. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of the Company's common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split for them, including record retention and tax reporting requirements, the applicability and effect of any U.S. federal, state, or local or non-U.S. tax laws, and the impact of any potential change in tax law.

The Board of Directors Recommends

a Vote “For” Proposal No. 5.

PROPOSAL NO. 6

APPROVAL OF RAPT THERAPEUTICS, INC. 2025 EQUITY INCENTIVE PLAN

Background

On March 25, 2025, our Board of Directors approved the RAPT Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 Plan”), subject to stockholder approval. Currently, we maintain the RAPT Therapeutics, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) to grant stock options, restricted stock unit awards and other stock awards to our employees, consultants and directors. The 2019 Plan was approved by the Board of Directors in June 2019 and by our stockholders in July 2019. Approval of the 2025 Plan by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board of Directors and Compensation Committee. The 2025 Plan allows us to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. Our Board of Directors believes that the 2025 Plan is an integral part of our long-term compensation philosophy and that the 2025 Plan is necessary to continue providing the appropriate levels and types of equity compensation. If the 2025 Plan is approved by our stockholders, the 2025 Plan will become effective on the date of such approval, and no further awards will be granted under the 2019 Plan following such approval. However, any awards outstanding under the 2019 Plan will continue to be governed by their existing terms.

Requested Shares

Subject to adjustment for certain changes in our capitalization, if this Proposal No. 6 is approved by our stockholders, the aggregate number of shares of common stock that may be issued under the 2025 Plan will be equal to 35,273,658, which is the sum of (i) 21,500,000 new shares, plus (ii) the number of shares available for grant under the 2019 Plan as of the effective date of the 2025 Plan, plus(iii) the number of shares that are Returning Shares, as such shares become available from time to time. “Returning Shares” are any shares subject to outstanding stock awards granted under the 2019 Plan or the Company’s 2015 Stock Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award, and they will immediately be added to the share reserve as and when such shares become Returning Shares.

In addition, the share reserve will automatically increase on January 1st of each year, for a period of not more than five years, commencing on January 1st of the year following the year in which the 2025 Plan becomes effective and ending on (and including) January 1, 2030, in an amount equal to 5% of the total number of shares of all classes of common stock plus the total number of shares of such stock subject to any warrant to acquire shares of common stock for a nominal exercise price (if any), or “pre-funded warrants,” in each case outstanding on the immediately preceding December 31st (rounded down to the nearest whole share). The addition of pre-funded warrants to common shares outstanding is consistent with the method we use to calculate weighted-average shares outstanding as described in Note 11 of the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Notwithstanding the foregoing, the Board of Directors may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence.

Why We Believe It Is Important to Vote to Approve the 2025 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

Our Board of Directors believes that our future success depends, in large part, on our ability to remain competitive in attracting, retaining and motivating our employees, consultants and directors and that the issuance of equity awards is a key element in accomplishing these goals. The 2025 Plan will allow us to continue to provide performance-based incentives to our eligible employees, consultants and directors, in particular as we grow our workforce to support our new strategy.

In November 2024, we ceased development of our former lead product candidate, zelnecirnon, based on feedback from, the U.S. Food and Drug Administration (“FDA”). The FDA had imposed clinical holds on two clinical trials of zelnecirnon in February 2024. During the course of addressing the challenges associated with the clinical holds, we implemented a reduction in force in July 2024, in order to streamline our operations and conserve cash resources. In December 2024, we entered into an exclusive license agreement with Shanghai Jemincare Pharmaceutical Co., Ltd, a subsidiary of Jiangxi Jemincare Group Co., Ltd., under which we have exclusive rights in certain territories to develop and commercialize RPT904, a half-life extended monoclonal antibody designed to bind free human immunoglobin E, a key driver of several allergic diseases. We intend to develop RPT904 initially in food allergy and CSU, and we expect that our hiring needs will increase significantly as we prepare to initiate clinical trials and undertake research and development activities related to RPT904 and other potential product candidates.

As we seek to execute on our new strategy and expand our team to support the development of RPT904 and other potential product candidates, we believe it is imperative that we be able to attract, retain and motivate talented employees who are dedicated to our mission, including through the issuance of equity awards. Therefore, the Board of Directors believes that the 2025 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal No. 6.

The Size of Our Share Reserve Request Is Reasonable

As of March 25, 2025, we had 1,524,897 shares available for grant under the 2019 Plan. If the 2025 Plan and the new share reserve of 21,500,000 shares is approved by our stockholders, we will have 23,024,897 shares available for grant immediately after the Annual Meeting (based on shares available as of March 25, 2025). If the 2025 Plan is not approved by our stockholders, the 2019 Plan will continue in effect, but we will be limited in the grants that we will be able to make to our employees and other service providers, which could place us in a disadvantageous position as compared with our competitors, potentially resulting in reduced retention and slower or less hiring. In March 2025, we adopted an inducement plan with a reserve of 500,000 shares to make certain new hire grants in order to bridge the Company until such time as the 2025 Plan is approved (if such approval occurs), but we cannot use the inducement plan to make grants to existing employees or to directors or consultants.

A significant portion of our current capitalization is in the form of pre-funded warrants. As of December 31, 2024, we had outstanding 132,006,828 shares of common stock and pre-funded warrants to purchase an aggregate of 83,403,425 shares of common stock. Pre-funded warrants are functionally and economically equivalent to shares of common stock, except that the pre-funded warrants do not have the right to vote unless they are exercised for the underlying shares of common stock. The addition of pre-funded warrants to shares of common stock outstanding is consistent with the method we use to calculate weighted-average shares outstanding as described in Note 11 in our financial statements as reported in our Annual Report on Form 10-K for the year ended December 31, 2024. As a result of the significant number of outstanding pre-funded warrants as a proportion of our total capitalization, we believe that including outstanding pre-funded warrants in the calculation of the “evergreen” provision is reasonable and important to our ability to provide competitive compensation to new hires and existing employees.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable

We continue to believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, both in terms of how large such reserve is (our “overhang,” or the number of shares subject to options issued plus available to be granted as a percentage of weighted-average shares outstanding) and how quickly we use such reserve (our “burn rate,” or the number of shares subject to stock options granted each year as a percentage of weighted-average number of shares outstanding), to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

The tables below show our total number of shares subject to outstanding stock options and our overhang under our existing equity plans and our burn rate information.

Overhang

The following table provides certain additional information regarding all of our equity incentive plans.

As of March 25, 2025
Total number of shares subject to outstanding stock options	12,248,761
Weighted-average exercise price of outstanding stock options	$9.02(1)
Weighted-average remaining term of outstanding stock options	8.6 years
Total number of shares subject to outstanding full value awards	—
Total number of shares available for grant under equity plans	1,524,897
Total number of shares outstanding	132,006,828
Closing price per share of common stock as reported on The Nasdaq Global Market	$1.56

(1)

In November 2024, the Board of Directors approved, effective November 13, 2024, a one-time repricing of certain stock options that had been granted to date under the 2019 Plan. The repricing impacted stock options with exercise prices greater than $8.00, and each stock option was repriced to have a per share exercise price of $1.57 (the “Repricing”). To be eligible to exercise the option at the new exercise price, optionholders must remain employed with us through November 13, 2025 (subject to earlier termination in certain circumstances). Any exercise of the option prior to that date will require payment of the original, higher exercise price. The weighted-average exercise price of outstanding stock options set forth above does not reflect the Repricing given the one-year holding period. After giving effect to the Repricing, the weighted-average exercise price of outstanding stock options would be $2.15.

If the 2025 Plan and the new share reserve of 21,500,000 shares is approved by our stockholders, we will have 23,024,897 shares available for grant immediately after the Annual Meeting (based on shares available as of March 25, 2025).

Burn Rate

The following table provides detailed information regarding the activity related to all of our equity incentive plans for fiscal years 2022, 2023 and 2024.

	Fiscal Year
	2024	2023	2022
Total number of shares subject to stock options granted	1,648,459	1,218,608	1,134,482
Total number of shares subject to full value awards granted	—	—	—
Weighted-average number of shares outstanding	40,761,143	38,338,161	32,540,406
Burn Rate	4.0%	3.2%	3.5%

Key Plan Features

The 2025 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2025 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted (except in the case of awards granted in substitution of target company awards in connection with a corporate transaction).
•
No liberal change in control definition. The Transaction definition in the 2025 Plan is not a “liberal” definition. A change in control transaction must actually be consummated in order for the change in control provisions in the 2025 Plan to be triggered.
•
Restrictions on dividends and dividend equivalents. The 2025 Plan provides that no dividends or dividend equivalents may be granted with respect to options or stock appreciation rights and that with respect to other awards, no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an equity award before the date such shares have vested.
•
Limit on non-employee director compensation. The maximum number of shares of common stock subject to stock awards granted under the Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for service on the Board of Directors, will not exceed $750,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such Stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board of Directors, $1,000,000.
•
Awards subject to forfeiture/clawback. Awards granted under the 2025 Plan will be subject to recoupment in accordance with the Company’s clawback policy, which was put in place pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related Nasdaq Listing Rules.
•
Administration by independent committee. The 2025 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq Listing Rules.

2025 Plan Description

The material features of the 2025 Plan are described below. The following description of the 2025 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2025 Plan. Stockholders are urged to read the actual text of the 2025 Plan in its entirety, which is appended as Appendix B to the copy of this proxy statement filed with the SEC, which may be accessed from the SEC’s website at www.sec.gov.

Stock Awards. The 2025 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, which are collectively referred to as stock awards. Additionally, the 2025 Plan provides for the grant of performance cash awards. ISOs may be granted only to our employees and to any of our parent or subsidiary corporation’s employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants of ours and any of our affiliates.

Share Reserve and Limits. Please see the section entitled “Requested Shares” above for details on the share reserve. The maximum number of shares that may be issued upon the exercise of ISOs under our 2025 Plan is 105,820,974 shares (with the limit being larger than the share pool in order to take account of the fact that shares may be granted, forfeited and re-granted). The maximum number of shares of common stock subject to stock awards granted under the 2025 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such calendar year for service on the Board of Directors, will not exceed $750,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board of Directors, $1,000,000.

Administration. Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2025 Plan. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, (2) determine the number of shares of common stock to be subject to such stock awards and (3) specify the other terms and conditions, including the strike price or purchase price and vesting schedule, applicable to such awards. Subject to the terms of the 2025 Plan, our Board of Directors or the authorized committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and the vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of stock awards granted and the types of consideration to be paid for the stock award.

The plan administrator has the authority to modify outstanding stock awards under our 2025 Plan. Subject to the terms of our 2025 Plan, the plan administrator has the authority, without stockholder approval, to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options. ISOs and NSOs are evidenced by stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2025 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2025 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2025 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term will automatically be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as NSOs. No ISOs may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are evidenced by restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are evidenced by restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration or for no consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Rights under a restricted stock unit award may be transferred only upon such terms and conditions as set by the plan administrator. Restricted stock unit awards may be subject to vesting as determined by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are evidenced by stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount in cash or stock equal to (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2025 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2025 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term will be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Unless the plan administrator provides otherwise, stock appreciation rights generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. A stock appreciation right holder may designate a beneficiary, however, who may exercise the stock appreciation right following the holder’s death.

Performance Awards. Our 2025 Plan permits the grant of performance-based stock and cash awards. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. If there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2025 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and number of shares that may be issued upon the exercise of ISOs and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•
arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;
•
arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;
•
accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;
•
arrange for the lapse of any reacquisition or repurchase right held by us;
•
cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board of Directors may deem appropriate; or
•
make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price or strike price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Change in Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a change in control.

Amendment and Termination. Our Board of Directors has the authority to amend, suspend or terminate our 2025 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent and provided further that certain types of amendments will require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopts our 2025 Plan.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2025 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The 2025 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of ISOs (although, in certain circumstances, there may be an item of adjustment included for alternative minimum tax purposes). If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are generally allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the 2025 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2025 Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Performance Awards

Any of the awards above may be granted with performance vesting conditions, and the tax treatment will be as set forth above, but with the fulfillment of the performance conditions being the vesting event.

Section 162(m)

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the 2025 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the 2025 Plan, except as set forth below with respect to non-employee directors. As of March 25, 2025, we have approximately 67 employees, 10 consultants and four non-employee directors who would be eligible to receive grants under the 2025 Plan. Awards granted under the 2025 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the 2025 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal No. 6 is approved by our stockholders, any such equity award grants will be made under the 2025 Plan. If this Proposal No. 6 is not approved by our stockholders, the grants will be made under the 2019 Plan . For additional information regarding our current compensation program for non-employee directors, please see below in the section entitled “Director Compensation.”

Proposed Resolution

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the RAPT Therapeutics, Inc. 2025 Equity Incentive Plan be, and hereby is, approved.”

The Board of Directors Recommends

a Vote “For” Proposal No. 6.

PROPOSAL NO. 7

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF 2019 EMPLOYEE STOCK PURCHASE PLAN TO REMOVE THE EVERGREEN PROVISION AND INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE

The Board of Directors is asking the stockholders to approve an amendment and restatement of our 2019 Employee Stock Purchase Plan to (a) remove the “evergreen” provision pursuant to which shares are automatically added to the share pool each year, (b) add 4,000,000 shares of the Company’s common stock to the number of shares reserved for issuance and (c) remove now-irrelevant references to the Company’s initial public offering.

The ESPP was approved by the Board of Directors on June 27, 2019 and by our stockholders on July 19, 2019. The Amended and Restated ESPP (the “Amended 2019 ESPP”) was approved by the Board of Directors on March 25, 2025. The Amended 2019 ESPP is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock through payroll deductions. The purpose of the Amended 2019 ESPP is to secure the services of new employees, to motivate and retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The Amended 2019 ESPP is intended to qualify for favorable federal income tax treatment under Section 423 of the Code.

We believe that the Amended 2019 ESPP provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests. We rely on equity incentives to attract, retain and motivate our employees, and we believe that such incentives are essential to our long-term growth and future success. The proposed share increase will ensure that a sufficient reserve of common stock remains available under the Amended 2019 ESPP to allow us to continue to provide these equity incentives to our employees on a competitive level. The additional 4,000,000 shares of common stock that may be issued under the Amended 2019 ESPP is less than 2% of the total number of shares of common stock and pre-funded warrants outstanding as of March 25, 2025. As noted below, share usage under the Amended 2019 ESPP is controlled by limitations imposed by both the Code and the terms of the offerings under the Amended 2019 ESPP.

We cannot determine at this time the participants who will be able to purchase shares under the Amended 2019 ESPP, the amount of any such purchases, or the potential value of such purchases to participants as the election to participate and the amount of any purchases under the Amended 2019 ESPP will be determined by the individual employees in their sole discretion and the purchase price has not yet been determined; however, all participants are subject to the purchase limitations set forth in the Amended 2019 ESPP. Under the terms of the proposed Amended 2019 ESPP and the anticipated terms of the offerings, the number of shares of our common stock which a participant could purchase during any purchase period is limited to 10,000 shares. In addition, the fair market value of shares purchased by an individual participant in the Amended 2019 ESPP may not exceed $25,000 in any calendar year.

Should our stockholders fail to approve the Amended 2019 ESPP, the ESPP will continue to remain in effect in accordance with its current terms. However, because only 732,643 shares of our common stock remained available for issuance under the ESPP as of March 25, 2025, our ability to use this form of equity-based compensation to attract, retain and motivate our employees in what is a very competitive hiring environment would be constrained.

The Amended 2019 ESPP is attached to this proxy statement as Appendix C and is incorporated herein by reference. The following description of the Amended 2019 ESPP is a summary of certain important provisions and does not purport to be a complete description of the Amended 2019 ESPP. Please see Appendix C for more detailed information.

Description of the Amended 2019 ESPP

If the Amended 2019 ESPP is approved by our stockholders, it will become effective on the date of such approval.

Share Reserve; No Evergreen. 240,336 shares of common stock were originally authorized for issuance under the ESPP. The ESPP also originally provided for an annual increase in the share pool on the first day of each year beginning in 2020 and ending in 2029, equal to the lesser of (i) one percent (1%) of the shares of common stock outstanding on the last day of the immediately preceding fiscal year and (ii) 240,336 shares, but this “evergreen” provision will not be applicable following the effective date of the Amended 2019 ESPP. The Board of Directors is seeking stockholder approval to add 4,000,000 additional shares to the Amended 2019 ESPP.

Administration. Our Board of Directors has delegated concurrent authority to administer the Amended 2019 ESPP to our Compensation Committee. The Amended 2019 ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the Amended 2019 ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering.

An offering under the Amended 2019 ESPP may be terminated under certain circumstances. Offerings under the ESPP are currently divided into 24-month offering periods, each of which comprise four purchase periods of approximately six months each.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the Amended 2019 ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the ESPP) for the purchase of our common stock under the Amended 2019 ESPP. Unless otherwise determined by our Board of Directors, common stock will be purchased for the accounts of employees participating in the Amended 2019 ESPP at a price per share equal to the lower of (a) 85% of the fair market value of a share of our common stock on the first trading date of an offering or (b) 85% of the fair market value of a share of our common stock on the date of purchase.

Participation and Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the Amended 2019 ESPP, as determined by our Board of Directors, including: (1) being customarily employed for more than 20 hours per week; (2) being customarily employed for more than five months per calendar year; or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the Amended 2019 ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the Amended 2019 ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value pursuant to Section 424(d) of the Code. As of March 25, 2025, approximately 67 employees of the Company and its designated subsidiaries are eligible to participate in the Amended 2019 ESPP.

Changes to Capital Structure. If there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction, the Board of Directors will make appropriate adjustments to (1) the number of shares reserved under the Amended 2019 ESPP, (2) the maximum number of shares by which the share reserve may increase automatically each year, (3) the number of shares and purchase price of all outstanding purchase rights and (4) the number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of certain significant corporate transactions (as defined in the Amended 2019 ESPP), any then-outstanding rights to purchase our stock under the Amended 2019 ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately.

ESPP Amendments, Termination. Our Board of Directors has the authority to amend or terminate our Amended 2019 ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to the Amended 2019 ESPP to the extent required by applicable law or listing requirements.

Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences associated with the grant and exercise of purchase rights under the Amended 2019 ESPP. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

The Amended 2019 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. In general, an employee will not recognize U.S. taxable income until the sale or other disposition of the shares of common stock purchased under the Amended 2019 ESPP (“ESPP Shares”). Upon such sale or disposition, the employee will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the ESPP Shares.

If the ESPP Shares are sold or disposed of more than one year from the date of purchase and more than two years after the first day of the offering period in which they were purchased, or upon the employee’s death while owning the ESPP Shares, the employee will recognize ordinary income in an amount generally equal to the lesser of: (i) an amount equal to 15% of the fair market value of the ESPP Shares on the first day of the offering period (or such other percentage equal to the applicable purchase price discount), and (ii) the excess of the sale price of the ESPP Shares over the purchase price. Any additional gain will be treated as long-term capital gain. If the ESPP Shares held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the ESPP Shares.

If the ESPP Shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the ESPP Shares, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the ESPP Shares on the date the ESPP Shares were purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the ESPP Shares.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of ESPP Shares prior to the expiration of the holding periods described above.

New Plan Benefits

Because participation in the Amended 2019 ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the Amended 2019 ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the Amended 2019 ESPP. Non-employee directors are not eligible to participate in the Amended 2019 ESPP.

Plan Benefits

The table below shows, as to the listed individuals and specified groups, the number of shares of common stock purchased under the Amended 2019 ESPP since its inception, together with the weighted-average purchase price paid per share.

Name and Position	Number of Purchased Shares of Common Stock	Weighted Average Purchase Price
Brian Wong, M.D., Ph.D. President and Chief Executive Officer	10,374	$10.19
William Ho, M.D., Ph.D. Chief Medical Officer	10,374	$10.16
Rodney Young Chief Financial Officer	8,489	$11.37
All executive officers as a group (4 persons)	39,611	$10.44
All directors who are not executive officers as a group (5 persons)(1)	—	—
All employees, excluding executive officers, as a group	429,426	$9.15

(1)	Non-employee directors are not eligible to participate in the Amended 2019 ESPP.

The Board of Directors Recommends a Vote “For” Proposal No. 7.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 25, 2025 (except as noted below) by:

• each director and nominee for director;

• each of the executive officers named in the Summary Compensation Table under “Executive Compensation” below (referred to throughout this proxy statement as our named executive officers);

• all current executive officers and directors as a group; and

• all those known by us to be beneficial owners of more than 5% of our outstanding common stock.

This table is based upon information supplied by officers and directors, as well as Schedules 13G or 13D filed with the SEC by beneficial owners of more than 5% of our common stock. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options and pre-funded warrants held by that person that are exercisable as of March 25, 2025 or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 132,006,828 shares outstanding on March 25, 2025, adjusted as required by rules promulgated by the SEC.

Except as otherwise noted below, the address for persons listed in the table is c/o RAPT Therapeutics, Inc., 561 Eccles Avenue, South San Francisco, California 94080.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
Entities affiliated with Medicxi IV LP (1)	22,352,000	16.93%
Entities affiliated with Redmile Group, LLC (2)	13,932,449	9.99%
Entities affiliated Deep Track Capital, LP (3)	13,983,940	9.99%
TCG Crossover GP II, LLC (4)	13,193,110	9.99%
OrbiMed Advisors LLC (5)	13,135,260	9.99%
Entities affiliated with Foresite Capital Fund VI, L.P. (6)	12,544,914	9.50%
Entities affiliated with RTW Investments, L.P. (7)	11,764,000	8.91%
Entities affiliated with Biotechnology Value Fund, L.P. (8)	11,764,000	8.74%
Executive Officers, Directors and Director Nominee
Brian Wong (9)	1,692,872	1.27%
William Ho (10)	243,302	*
Rodney Young (11)	390,821	*
Michael Giordano (12)	89,130	*
Mary Ann Gray (13)	120,155	*
Linda Kozick (14)	116,595	*
Wendye Robbins (15)	152,274	*
Lori Lyons-Williams (16)	82,230	*
All executive officers and directors as a group (9 persons) (17)	3,170,536	2.36%

* Represents beneficial ownership of less than 1%.

(1)
The indicated ownership is based on a Schedule 13G filed with the SEC by the reporting persons on January 6, 2025, reporting ownership as of December 27, 2024. According to the Schedule 13G, the reporting persons beneficially own a total of 22,352,000 shares of common stock, which consists of 21,977,977 shares of common stock held by Medicxi IV LP (“Medicxi IV”) and (ii) 374,023 shares of common stock held by Medicxi Co-Invest IV LP (“Medicxi Co-Invest” and together with Medicxi IV, the “Medicxi Entities”). Medicxi IV GP, as the general partner of each of the Medicxi Entities, and Medicxi Ventures Management (Jersey) Limited, as the appointed manager of each of the Medicxi Entities, may be deemed to beneficially own the shares beneficially owned by the Medicxi Entities. The principal business address of the Medicxi Entities is 44 Esplanade, St. Helier, Jersey, Channel Islands, JE4 9WG.

(2)
The indicated ownership is based on a Schedule 13G/A filed with the SEC by the reporting persons on February 14, 2025, reporting ownership as of December 31, 2024. According to the Schedule 13G/A, the reporting persons beneficially own a total of 13,932,449 shares of common stock, which consists of (i) (a) 102,191 shares of common stock and (b) 7,457,132 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by Redmile Biopharma Investments III, L.P. (“Redmile Biopharma”), (ii) 4,042,190 shares of common stock held by Redmile Strategic Long Only Trading Sub, Ltd. (“Redmile Long”), (iii) 1,840,163 shares of common stock held by Redmile Strategic Trading Sub, Ltd. (“Redmile Trading” and together with Redmile Biopharma and Redmile Long, the “Redmile Funds”) and (iv) 490,773 shares of common stock held by certain funds managed by Redmile Group, LLC (“Redmile Group”). Excludes 8,202,324 shares of common stock issuable upon exercise of outstanding pre-funded warrants held by Redmile Biopharma, which pre-funded warrants are not exercisable within 60 days of the date of this beneficial ownership table by virtue of the beneficial ownership limitations set forth therein. Redmile Group is the investment manager to each of the entities listed in (i) to (iv) above and, in such capacity, exercises voting and investment power over all of the securities held by such entities and may be deemed to be the beneficial owner of these securities. Jeremy C. Green serves as the principal of Redmile Group and also may be deemed to be the beneficial owner of these securities. Redmile Group and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address of the Redmile Funds is c/o Redmile Group, LLC, One Letterman Drive, Building D, Suite D3-300, San Francisco, California 94129.
(3)
The indicated ownership is based on a Schedule 13G filed with the SEC by the reporting persons on December 23, 2024, reporting ownership as of December 23, 2024. According to the Schedule 13G, the reporting persons beneficially own a total of 13,983,940 shares of common stock, which consists of (i) 6,011,380 shares of common stock and (ii) 7,972,560 shares of common stock issuable upon the exercise of outstanding pre-funded warrants. Excludes 132,060 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by Deep Track Biotechnology Master Fund, Ltd., which pre-funded warrants are not exercisable within 60 days of the date of this beneficial ownership table by virtue of the beneficial ownership limitations set forth therein. Deep Track Capital GP, LLC (the “Deep Track GP”) is the general partner of Deep Track Capital, LP (“Deep Track LP”). Deep Track LP is the investment manager for Deep Track Biotech. David Kroin is the managing member of Deep Track GP. The principal business address for Deep Track Biotech is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.
(4)
The indicated ownership is based on a Schedule 13G/A filed with the SEC by the reporting person on January 23, 2025, reporting ownership as of December 27, 2024. According to the Schedule 13G/A, the reporting person beneficially own a total of 13,193,110 shares of common stock, which consists of (i) 13,135,260 shares of common stock and (ii) 58,017 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by TCG Crossover Fund II, LP (“TCGX”). Excludes 10,334,723 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by TCGX, which pre-funded warrants are not exercisable within 60 days of the date of this beneficial ownership table by virtue of the beneficial ownership limitations set forth therein. TCG Crossover GP II, LLC (“TCGX GP”) is the general partner of TCGX and may be deemed to have voting, investment, and dispositive power with respect to these securities. Chen Yu is the sole managing member of TCGX GP and may be deemed to share voting, investment and dispositive power with respect to these securities. TCGX GP and Chen Yu disclaim beneficial ownership of these securities, except to the extent of their respective pecuniary interest in such securities. The principal business address for TCGX is c/o TCG Crossover Management, LLC, 705 High Street, Palo Alto, California 94301.
(5)
The indicated ownership is based on a Schedule 13G filed with the SEC by the reporting person on February 14, 2025, reporting ownership as of December 31, 2024. According to the Schedule 13G, the reporting person beneficially owns a total of 13,135,260 shares of common stock. Excludes 4,508,740 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by OrbiMed Advisors LLC, which pre-funded warrants are not exercisable in full within 60 days of the date of this beneficial ownership table by virtue of the beneficial ownership limitations set forth therein. OrbiMed Advisors LLC holds 9.9% of the shares of common stock in the aggregate on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of, such securities. OrbiMed Advisors LLC exercises investment and voting power over the shares of Common Stock through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares of common stock reported herein. The principal business address of OrbiMed Advisors LLC is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(6)
The indicated ownership is based on a Schedule 13G filed with the SEC by the reporting persons on December 30, 2024, reporting ownership as of December 27, 2024. According to the Schedule 13G, the reporting persons beneficially own a total of 12,500,000 shares of common stock. Excludes 9,852,000 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by Foresite Capital Fund VI LP (“Foresite Capital”), which pre-funded warrants are not exercisable in full within 60 days of the date of this beneficial ownership table by virtue of the beneficial ownership limitations set forth therein. Foresite Capital Management VI, LLC (“FCM VI”), the general partner of Foresite Capital, may be deemed to have sole power to vote these shares, and James Tananbaum, the managing member of FCM VI, may be deemed to have sole power to vote these shares. The principal business address of Foresite Capital is 900 Larkspur Landing Circle, Suite 150, Larkspur, CA 94939.
(7)
The indicated ownership was obtained from the stockholder in connection with our filing of the Registration Statement on Form S-3 (Registration No. 333-284388) on January 21, 2025, and reflects beneficial ownership as of January 13, 2025. According to such Registration Statement, the reporting persons beneficially own a total of 11,764,000 shares of common stock held in the aggregate by RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Biotech Opportunities Ltd (the “RTW Funds”). RTW Investments, LP (“RTW”), in its capacity as the investment manager of the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by the RTW Funds, except to the extent of his pecuniary interest therein. The address and principal office of RTW Investments, LP is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.
(8)
The indicated ownership is based on a Schedule 13G filed with the SEC by the reporting persons on January 6, 2025, reporting ownership as of January 6, 2025. According to the Schedule 13G, the reporting persons beneficially own a total of 11,764,000 shares of common stock, which consists of (i) (a) 4,747,700 shares of common stock and (b) 1,298,481 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by Biotechnology Value Fund, L.P. (“BVF”), (ii) (a) 3,835,620 shares of common stock and (b) 1,049,031 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by Biotechnology Value Fund II, L.P. (“BVF II”), (iii) (a) 477,406 shares of common stock and (b) 130,569 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by Biotechnology Value Trading Fund OS LP (“BVF Trading”) and (iv) (a) 176,830 shares of common stock and (b) 48,363 shares of common stock issuable upon the exercise of outstanding pre-funded warrants held by MSI BVF SPV, LLC (“MSI BVF” and together with BVF, BVF II and BVF Trading, the “BVF Entities”). BVF I GP LLC, as general partner of BVF, may be deemed to beneficially own the shares held by BVF. BVF II GP LLC, as general partner of BVF II, may be deemed to beneficially own the shares held by BVF II. BVF GP Holdings LLC, as the sole member of BVF I GP LLC and BVF II GP LLC, may be deemed to beneficially own the shares beneficially owned by BVF and BVF II. BVF Partners OS Ltd, as general partner of BVF Trading, may be deemed to beneficially own the shares beneficially owned by BVF Trading. BVF Partners L.P., or BVF Partners, as the sole member of BVF Partners OS Ltd. and the investment adviser of each of BVF, BVF II, BVF Trading and MSI, may be deemed to beneficially own the shares beneficially owned by BVF, BVF II, BVF Trading and MSI. BVF Inc., as general partner of BVF Partners, and Mark N. Lampert, as officer and director of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Partners and has shared voting and dispositive power over such shares. Each of BVF I GP LLC, BVF II GP LLC, BVF GP Holdings LLC, BVF Partners OS Ltd., BVF Partners, BVF Inc. and Mr. Lampert disclaim beneficial ownership over the shares. The principal business address of the BVF Entities is 44 Montgomery Street, 40th Floor, San Francisco, CA 94104.
(9)
Consists of (i) 162,874 shares held by Dr. Wong, (ii) 337,000 shares held by The Wong Family Trust Dated February 4, 2008, for which Dr. Wong is a trustee and (iii) 1,192,998 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.
(10)
Consists of (i) 19,496 shares held directly by Dr. Ho and (ii) 223,806 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.
(11)
Consists of (i) 13,489 shares held by Mr. Young and (ii) 377,332 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table .
(12)
Consists of 89,130 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.
(13)
Consists of 120,155 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.
(14)
Consists of 116,595 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.
(15)
Consists of (i) 14,900 shares held by Dr. Robbins, (ii) 6,100 shares held by TRS FBO Trust of Craig & Wendye McGahey, (iii) 6,500 shares held by Dr. Robbins’ spouse and (iv) 124,774 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.
(16)
Consists of 82,230 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.
(17)
Consists of (i) 584,013 shares beneficially owned by our directors (or their affiliates) and executive officers (or their affiliates) and (ii) 2,586,523 shares issuable pursuant to stock options exercisable within 60 days of the date of this beneficial ownership table.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of March 25, 2025:

Name	Age	Position
Brian Wong, M.D. Ph.D.(1)	53	President, Chief Executive Officer and Director
Dirk Brockstedt, Ph.D.	56	Chief Scientific Officer
William Ho, M.D., Ph.D.	59	Chief Medical Officer
Rodney Young	62	Chief Financial Officer

(1)
Please see “Class I Directors Continuing in Office Until the 2026 Annual Meeting” for Dr. Wong’s biography.

Dirk Brockstedt, Ph.D. has served as our Chief Scientific Officer since June 2019. Prior to that he served as our Senior Vice President, Biology from January 2018 to June 2019. Since October 2017, he has also served as Executive in Residence at ShangPharma Innovation Inc., a healthcare investment company. From September 2011 to December 2017, he served as Senior Vice President of Research and Development and most recently as Executive Vice President of Research and Development at Aduro Biotech, Inc., a biopharmaceutical company. Dr. Brockstedt served as Director of Research at Anza Therapeutics, Inc. from 2007 to 2009, Director of Immunology at Cerus Corporation (Nasdaq: CERS), a biopharmaceutical company, from 2002 to 2007 and Senior Research Scientist at Aventis Pharmaceuticals, Inc. from 1999 to 2002, a pharmaceutical company. Prior to that he was a post-doctoral fellow at the Stanford School of Medicine in the Department of Pathology. Dr. Brockstedt received a Ph.D. in Microbiology from the University of Kiel (graduate work performed at Stanford University) and an M.S. in Microbiology from the University of Kiel.

William Ho, M.D., Ph.D. has served as our Chief Medical Officer since May 2015. From October 2012 to February 2015, he served as the Vice President of Clinical Development at Igenica Biotherapeutics, Inc., a pharmaceutical company, and from February 2015 to June 2016, he continued at Igenica in a consulting role. From September 2005 to September 2012, he served in several positions up to Senior Medical Director in the Exploratory Clinical Development (BioOncology) group at Genentech, Inc., a biotechnology company. Dr. Ho completed his internship and residency in Internal Medicine at the University of California, San Francisco, and received his fellowship training in Medical Oncology at the University of Washington and Fred Hutchinson Cancer Research Center. Dr. Ho received an M.D. and a Ph.D. in Microbiology and Immunology from Stanford University and an A.B. in Molecular Biology from Princeton University.

Rodney Young has served as our Chief Financial Officer since December 2019. Prior to that, he served as Chief Financial Officer at Cellerant Therapeutics, Inc., a biotechnology company, from June 2015 to November 2019. From May 2014 to February 2015, Mr. Young served as Chief Financial Officer at Aimmune Therapeutics, Inc., a biotechnology company, and from September 2005 to December 2013 he served as Chief Financial Officer and Vice President, Finance and Administration at StemCells, Inc., a biotechnology company. Mr. Young earned an M.B.A. in Finance and Accounting from the Booth School of Business at the University of Chicago and received his B.A. in Economics from the University of Chicago.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program than companies that are not smaller reporting companies, our Compensation Committee is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our 2024 compensation program for our named executive officers.

Responsible Executive Compensation Practices

The following table summarizes our executive compensation practices, both the responsible practices we have implemented and the practices we have avoided, that we believe allow us to best serve our stockholders’ long-term interests.

What we do:	What we do not do

✓ Performance metrics tied to company performance. The performance metrics for our annual executive bonus plan are tied to corporate performance objectives, aligning the interests of our executives with those of our stockholders.

✓ Multi-year vesting requirements. The equity awards we grant to our executive officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.

✓ Double-trigger termination rights. Our agreements with our executive officers require both a change-in-control and a termination of employment for full severance benefits to be triggered.

✓ Independent Compensation Committee. Our Compensation Committee is comprised solely of independent members of our Board.

✓ Independent compensation consultant. Our Compensation Committee uses an independent compensation consultant that provides no other material services to the company.

✗ No tax gross-ups. None of our compensation agreements and arrangements provide for tax “gross-ups.”

✗ No special perquisites. We generally do not provide our executives with perquisites or other personal benefits that differ materially from those available to employees generally.

✗ No retirement plans other than 401(k). We do not provide any pension or other retirement benefits to our executive officers, except that we offer all employees the right to participate in a company-sponsored 401(k) plan under which we contribute up to $5,000 per employee.

✗ No special health or welfare benefits. We do not provide our executives with any special health or welfare benefits. Our executive officers participate in the same broad-based company-sponsored health and welfare benefits programs to our other full-time, salaried employees.

✗ Hedging, short selling and pledging prohibited. Our insider trading policy prohibits our directors, officers and employees from hedging without first obtaining pre-clearance of the transaction from the Company’s Chief Financial Officer. In addition, our insider trading policy prohibits any person subject to such policy from short selling, pledging our securities or purchasing our securities on margin or holding them in a margin account at any time.

We have a pay-for-performance focused executive compensation philosophy. We believe that compensation should be designed to drive company performance aimed at increasing stockholder value. We seek to achieve this by using different elements of compensation and a market-based approach to attract, retain and motivate a high-performing team of executive officers and by aligning most of the compensation of each of our executives with the Company’s short- and long-term performance, as well as each such executive’s individual contributions. We believe that it is important that performance- and equity-based compensation comprise a substantial portion of the total compensation of each of our executives in order to align our executives’ interests with those of our stockholders. The tables below illustrate the extent to which we weight compensation towards performance- and equity-based compensation.

The following table shows for the years ended December 31, 2024 and 2023, the compensation awarded to or paid to, or earned by, our Chief Executive Officer and each of our two other most highly compensated executive officers during the year ended December 31, 2024 (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation(3)	Total ($)
Brian Wong, M.D., Ph.D.	2024	630,000		5,927,297	416,000	6,242	6,979,539
President and Chief Executive Officer	2023	605,000		5,730,375	250,000	6,242	6,591,617
William Ho, M.D., Ph.D.	2024	481,000		1,603,438	221,260	7,322	2,313,020
Chief Medical Officer	2023	463,000		1,283,604	150,000	7,322	1,903,926
Rodney Young	2024	478,000		1,975,492	229,440	8,564	2,691,496
Chief Financial Officer	2023	459,000		1,558,662	149,000	8,564	2,175,226

(1)
Amounts represent the sum of (a) the aggregate grant date fair value of stock options granted to our named executive officers during 2024, computed in accordance with ASC Topic 718 and (b) the incremental fair values of the option awards resulting from the Repricing. Assumptions used in the calculation of these amounts are included in notes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers.
(2)
Amounts represent annual performance-based cash bonuses earned by our named executive officers based on the achievement of certain corporate performance objectives and individual performance.
(3)
Amounts in this column consist of the payment of term life insurance premiums, along with 401(k) matching contributions, where applicable. These benefits are provided to the named executive officers on the same terms as provided to all of our regular full-time employees.

Narrative to Summary Compensation Table

Executive Compensation Elements

The primary elements of our executive compensation program for the year ended December 31, 2024 were:

•
base salary;
•
non-equity incentive compensation payments; and
•
equity compensation.

In addition to these primary elements of executive compensation, we also offer our executive officers broad-based health, welfare and retirement benefits consistent with the benefits we provide to our other full-time, salaried employees, as discussed below under “–Other Elements of Compensation – Health, Welfare and Retirement Benefits.”

Base Salary

Our Compensation Committee recognizes the importance of base salary as an element of compensation that helps to attract, retain and motivate our executive officers. We provide base salary as a fixed source of cash compensation to recognize each named executive officer’s day-to-day responsibilities, reflective of the role, responsibilities, skills, experience and performance of our executive officers, which is designed to provide an appropriate and competitive base level of current cash income for the named executive officers. The Compensation Committee’s decisions on base salary levels for the named executive officers are primarily based on its review of competitive market information for comparable positions, the executive’s performance of his duties, criticality of the executive’s role to the execution of our corporate goals and the executive’s potential to impact future business results. Base salary is the only element of compensation that is fixed; the remainder and majority of each executive officer’s potential compensation is composed of variable compensation that is designed to incentivize shorter-term (annual) or longer-term performance.

The 2024 annual base salaries of Dr. Wong, Dr. Ho and Mr. Young were initially determined and approved by the Compensation Committee in January 2024 to be $630,000, $481,000 and $478,000, respectively. In January 2025, the Compensation Committee approved increased annual base salaries for Dr. Wong, Dr. Ho and Mr. Young of $662,000, $499,000 and $502,000, respectively for the year ending December 31, 2025.

Non-Equity Incentive Compensation Payments

In January 2025, the Compensation Committee approved annual non-equity incentive cash payments for the 2024 fiscal year for Dr. Wong, Dr. Ho and Mr. Young of $416,000, $221,260 and $229,440, respectively, based on the achievement of individual and corporate performance objectives.

Pursuant to our executive bonus plan, each named executive officer is eligible to receive a target bonus determined as a percentage of his annual base salary. Annual non-equity incentive compensation payments are variable and their purpose is to motivate and reward our executive officers for achievement of annual goals and align management and stockholder interests by linking pay and performance. Our Compensation Committee determines these target bonus percentages for each named executive officer position primarily based on the range of target bonus percentages for similar positions at peer companies. Our Compensation Committee periodically reviews and evaluates each named executive officer’s target bonus percentage. The target bonus percentages for our named executive officers for the year ended December 31, 2024 are as follows:

Named Executive Officer	Target Bonus %
Brian Wong, M.D., Ph.D	55
William Ho, M.D., Ph.D.	40
Rodney Young	40

In January 2024, the Compensation Committee established a mix of predefined performance objectives for our named executive officers. These performance objectives were based on the achievement of various operational, management, clinical and regulatory milestones related to our clinical development programs and business activities. After the FDA imposed clinical holds on two clinical trials of our lead product candidate, zelnecirnon, in February 2024, the Compensation Committee revised the performance objectives for our named executive officers to better reflect our business circumstances. The actual performance-based bonus paid, if any, is calculated by multiplying the executive’s annual base salary, target bonus percentage and percentage achievement of the performance objectives. These were based on the achievement of adjusted clinical development goals, in-licensing and workforce retention in addition to other activities.

In January 2025, the Compensation Committee reviewed 2024 performance and determined that the performance objectives under the 2024 executive bonus plan were achieved at 120% and approved payout in the amount reflect in the column of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation.”

Equity Compensation

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers with the financial interests of our stockholders.

In addition, we believe that our ability to grant equity-based awards helps us to attract, retain and motivate executive officers, and encourages them to devote their best efforts to our business and financial success. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executive officers generally are awarded an initial new hire grant upon commencement of employment, as well as annual grants. These equity awards are intended to further our success by ensuring that sustainable value creation is a key factor in our executive officers’ management of our business.

Each of our named executive officers currently holds stock options under our 2019 Equity Incentive Plan (the “2019 Plan”) and/or our 2015 Stock Plan (the “2015 Plan”), that were granted subject to the general terms of the applicable plan and the applicable forms of stock option agreement thereunder. The specific vesting terms of each named executive officer’s stock options are described below under “—Outstanding Equity Awards at December 31, 2024.”

We currently grant all equity awards pursuant to the 2019 Plan. The size and form of these equity awards is determined by the Compensation Committee in its discretion. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant, and generally vest on a monthly basis over 48 months, subject to the continued service with us through each vesting date. All options have a maximum term of up to 10 years from the date of grant, subject to earlier expiration following the cessation of an executive officer’s continuous service with us. Option vesting is subject to acceleration as described below under “—Executive Employment Arrangements” and “—Equity Compensation Plans.” Options generally remain exercisable for three months following an executive officer’s termination, except in the event of a termination for cause or due to disability or death.

The Compensation Committee uses stock options as a key tool in serving to align the interests of our executive officers and our stockholders. Stock options are inherently performance based, and automatically link executive pay to stockholder return, as the value realized, if any, by the executive from an award of stock options, is dependent upon, and directly proportionate to, appreciation in stock price. Executives will only receive value from the stock option awards if the price of the stock increases above the stock price at time of grant and remains above as the stock options continue to vest. Stock options also do not have downside protection and the awards will not provide value to the holder when the stock price is below the exercise price.

The annual equity grants to our named executive officers are evaluated and approved by the Compensation Committee in the context of each named executive officer’s total compensation and take into account the market data provided by any compensation consultant engaged by the Compensation Committee in addition to the individual officer’s responsibilities and performance. The Compensation Committee also takes into account the recommendations of the Chief Executive Officer with respect to appropriate grants (other than for the Chief Executive Officer) and any particular individual circumstances.

2024 Stock Option Awards

In January 2024, the Compensation Committee approved the following stock option grants to our named executive officers as part of our annual executive compensation review process, at a per share exercise price equal to the fair market value of a share of our common stock on the grant date. Each of the stock options vest in 48 equal monthly installments, measured from January 1, 2024 in each case subject to the named executive officer’s continued service through each applicable vesting date.

Named Executive Officer	Stock Option Grant (# shares)
Brian Wong, M.D., Ph.D.	275,000
William Ho, M.D., Ph.D.	75,000
Rodney Young	90,000

Option Repricing

In November 2024, the Board of Directors approved, effective November 13, 2024, the one-time Repricing of certain stock options that had been granted to date under the 2019 Plan. The Repricing impacted stock options with exercise prices greater than $8.00, and each stock option was repriced to have a per share exercise price of $1.57. To be eligible to exercise the option at the new exercise price, optionholders must remain employed with us through November 13, 2025 (subject to earlier termination in certain circumstances). Any exercise of the option prior to that date will require payment of the original, higher exercise price. No changes were made to the vesting schedules, expiration dates of or number of shares underlying the repriced stock options. The incremental fair values from the Repricing to the impacted stock options for the named executive officers are included in the “Option Awards” column in the Summary Compensation Table above.

Employment Terms

We have entered into employment agreements or offer letters with each of our named executive officers. Descriptions of such arrangements with our named executive officers are included under the caption “ —Executive Employment Arrangements” below.

Outstanding Equity Awards at December 31, 2024

The following table shows certain information regarding outstanding equity awards at December 31, 2024 for the named executive officers.

			Option Awards
	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Brian Wong, M.D., Ph.D.	3/28/2018(1)	1/1/2018	200,000	—	6.18	3/27/2028
	3/28/2019(1)	1/1/2019	66,666	—	6.30	3/27/2029
	10/30/2019(1)	10/30/2019	83,333	—	12.00(3)	10/29/2029
	1/30/2020(2)	1/1/2020	60,000	—	44.66(3)	1/30/2030
	1/28/2021(2)	1/1/2021	146,875	3,125	19.53(3)	1/28/2031
	1/28/2022(2)	1/1/2022	218,750	81,250	19.86(3)	1/28/2032
	1/31/2023(2)	1/1/2023	119,791	130,209	29.05(3)	1/31/2033
	1/30/2024(2)	1/1/2024	63,020	211,980	24.75(3)	1/31/2034
William Ho, M.D., Ph.D.	10/30/2019(1)	10/30/2019	7,807	—	12.00(3)	10/29/2029
	1/30/2020(2)	1/1/2020	20,000	—	44.66(3)	1/30/2030
	1/28/2021(2)	1/1/2021	53,854	1,146	19.53(3)	1/28/2031
	1/28/2022(2)	1/1/2022	40,104	14,896	19.86(3)	1/28/2032
	1/31/2023(2)	1/1/2023	26,833	29,167	29.05(3)	1/31/2033
	1/30/2024(2)	1/1/2024	17,187	57,813	24.75(3)	1/31/2034
Rodney Young	12/2/2019(1)	12/2/2019	140,000	—	21.73(3)	12/1/2029
	1/28/2021(2)	1/1/2021	58,750	1,250	19.53(3)	1/28/2031
	1/28/2022(2)	1/1/2022	47,395	17,605	19.86(3)	1/28/2032
	1/31/2023(2)	1/1/2023	32,583	35,417	29.05(3)	1/31/2033
	1/30/2024(2)	1/1/2024	20,635	69,365	24.75(3)	1/31/2034

(1)
25% of the shares subject to the award vest on the one-year anniversary of the vesting commencement date and the remainder of the shares vest in 36 equal monthly installments thereafter, subject to the holder’s continued service through each vesting date.
(2)
The shares subject to the award vests in 48 equal monthly installments measured from the vesting commencement date, subject to the holder’s continued service through each vesting date.
(3)
Pursuant to the Repricing, the exercise price of the repriced options has been modified to be $1.57 per share, the closing price of our common stock on the Repricing date, November 13, 2024. However, if an employee exercises a repriced option before the end of a retention period of one year (subject to earlier termination in certain circumstances), such employee will be required to pay the original exercise price per share of such repriced option. There was no change to the vesting schedules, expiration dates of or number of shares underlying the repriced options.

Executive Employment Arrangements

Brian Wong

We entered into an employment letter agreement with Dr. Wong, our President and Chief Executive Officer, in July 2019. His employment letter agreement has no specific term and provides that Dr. Wong is an at-will employee. His employment letter agreement also provides that his initial annual base salary was $484,000 and that he was eligible for an annual target non-equity incentive cash payment opportunity equal to 50% of his annual base salary, based on the achievement of individual and corporate performance objectives. In January 2024, our Compensation Committee approved an increase in Dr. Wong’s annual base salary to $630,000 and in January 2025, our Compensation Committee approved an additional increase in Dr. Wong’s annual base salary to $662,000.

Pursuant to the employment letter agreement with Dr. Wong, if Dr. Wong’s employment is terminated (other than during the 12 month period following a “change in control”) either (1) by us without “cause” (and not due to Dr. Wong’s death or disability) or (2) by Dr. Wong for “good reason” (as such terms are defined in Dr. Wong’s employment letter agreement), then, subject to the preconditions described below, Dr. Wong will be entitled to receive the following payments and benefits: (i) continuing payments of his then-current base salary (or the level in effect before any reduction in base salary that constitutes good reason) for a period of 12 months and (ii) reimbursement of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for Dr. Wong and his eligible dependents, if any, for up to 12 months, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate applicable law.

If Dr. Wong’s employment is terminated during the 12 month period following a change in control either (1) by us without cause (and not due to Dr. Wong’s death or disability) or (2) by Dr. Wong for good reason, then, subject to the preconditions described below, Dr. Wong will be entitled to receive the following payments and benefits: (i) continuing payments of his then-current base salary (or the level in effect before any reduction in base salary that constitutes good reason) for a period of 18 months; (ii) a lump sum cash payment equal to Dr. Wong’s target annual non-equity incentive cash payment; (iii) reimbursement of premiums for coverage under COBRA, for Dr. Wong and his eligible dependents, if any, for up to 18 months, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate applicable law; and (iv) accelerated vesting and exercisability of all outstanding equity awards.

The receipt of the severance payments and benefits described above is conditioned on Dr. Wong timely signing and not revoking a release of claims in a form acceptable to us, as well as remaining in compliance with all continuing obligations he owes to us, including those under the confidential information and inventions assignment agreement applicable to Dr. Wong.

William Ho

We entered into an employment letter agreement with Dr. Ho, our Chief Medical Officer, in July 2019. His employment letter agreement has no specific term and provides that Dr. Ho is an at-will employee. His employment letter agreement also provides that his initial annual base salary was $360,500 and that he was eligible for an annual target non-equity incentive cash payment opportunity equal to 30% of his annual base salary, based on the achievement of individual and corporate performance objectives; provided, however, that Dr. Ho’s annual base salary automatically increased to $385,000 and his annual target non-equity incentive cash payment opportunity increased to 40% upon the closing of our initial public offering. In January 2024, our Compensation Committee approved an increase in Dr. Ho’s annual base salary to $481,000 and in January 2025, our Compensation Committee approved an additional increase in Dr. Ho’s annual base salary to $499,000.

Pursuant to the employment letter agreement with Dr. Ho, if Dr. Ho’s employment is terminated (other than during the 12 month period following a “change in control”) either (1) by us without “cause” (and not due to Dr. Ho’s death or disability) or (2) by Dr. Ho for “good reason” (as such terms are defined in Dr. Ho’s employment letter agreement), then, subject to the preconditions described below, Dr. Ho will be entitled to receive the following payments and benefits: (i) continuing payments of his then-current base salary (or the level in effect before any reduction in base salary that constitutes good reason) for a period of nine months and (ii) reimbursement of premiums for coverage under COBRA, for Dr. Ho and his eligible dependents, if any, for up to nine months, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate applicable law.

If Dr. Ho’s employment is terminated during the 12 month period following a change in control either (1) by us without cause (and not due to Dr. Ho’s death or disability) or (2) by Dr. Ho for good reason, then, subject to the preconditions described below, Dr. Ho will be entitled to receive the following payments and benefits: (i) continuing payments of his then-current base salary (or the level in effect before any reduction in base salary that constitutes good reason) for a period of 12 months; (ii) a lump sum cash payment equal to Dr. Ho’s target annual non-equity incentive cash payment; (iii) reimbursement of premiums for coverage under COBRA, for Dr. Ho and his eligible dependents, if any, for up to 12 months, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate applicable law; and (iv) accelerated vesting and exercisability of all outstanding equity awards.

The receipt of the severance payments and benefits described above is conditioned on Dr. Ho timely signing and not revoking a release of claims in a form acceptable to us, as well as remaining in compliance with all continuing obligations he owes to us, including those under the confidential information and inventions assignment agreement applicable to Dr. Ho.

Rodney Young

We entered into an employment letter agreement with Mr. Young, our Chief Financial Officer, in November 2019. His employment letter agreement has no specific term and provides that Mr. Young is an at-will employee. His employment letter agreement also provides that his initial annual base salary was $385,000 and that he was eligible for an annual target non-equity incentive cash payment opportunity equal to 40% of his annual base salary, based on the achievement of individual and corporate performance objectives. In January 2024, our Compensation Committee approved an increase to Mr. Young’s annual base salary to $478,000 and in January 2025, our Compensation Committee approved an additional increase in Mr. Young’s annual base salary to $502,000.

Pursuant to the employment letter agreement with Mr. Young, if Mr. Young’s employment is terminated (other than during the 12 month period following a “change in control”) either (1) by us without “cause” (and not due to Mr. Young’s death or disability) or (2) by Mr. Young for “good reason” (as such terms are defined in Mr. Young’s employment letter agreement), then, subject to the preconditions described below, Mr. Young will be entitled to receive the following payments and benefits: (i) continuing payments of his then-current base salary (or the level in effect before any reduction in base salary that constitutes good reason) for a period of nine months and (ii) reimbursement of premiums for coverage under COBRA, for Mr. Young and his eligible dependents, if any, for up to nine months, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate applicable law.

If Mr. Young’s employment is terminated during the 12 month period following a change in control either (1) by us without cause (and not due to Mr. Young’s death or disability) or (2) by Mr. Young for good reason, then, subject to the preconditions described below, Mr. Young will be entitled to receive the following payments and benefits: (i) continuing payments of his then-current base salary (or the level in effect before any reduction in base salary that constitutes good reason) for a period of 12 months; (ii) a lump sum cash payment equal to Mr. Young’s target annual non-equity incentive cash payment; (iii) reimbursement of premiums for coverage under COBRA, for Mr. Young and his eligible dependents, if any, for up to 12 months, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate applicable law; and (iii) accelerated vesting and exercisability of all outstanding equity awards.

The receipt of the severance payments and benefits described above is conditioned on Mr. Young timely signing and not revoking a release of claims in a form acceptable to us, as well as remaining in compliance with all continuing obligations he owes to us, including those under the confidential information and inventions assignment agreement applicable to Mr. Young.

Potential Payments upon Termination or Change in Control

Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused vacation.

Dr. Wong, Dr. Ho and Mr. Young are eligible to receive potential termination or change in control payments pursuant to their employment letter agreements, as described in “—Executive Employment Arrangements” above.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the Board of Directors and at the time of each annual meeting of the Company’s stockholders, as well as automatic grants of options elected in lieu of cash fees, pursuant to the 2024 non-employee director compensation policy (the “NED Compensation Policy”), as further described under the heading, “Director Compensation— Non-Employee Director Compensation Policy” below. Option grants are made on the regular, predetermined grant dates pursuant to the 2019 Plan and the NED Compensation Policy regardless of whether there is any material nonpublic information (“MNPI”) about the Company on such dates, and such grant dates are not specifically timed in relation to the Company’s disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Other Elements of Compensation

Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and short and long-term disability plans, in each case on the same basis as other employees, subject to applicable laws. We provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below titled “—401(k) Plan.” We also provide vacation and other paid holidays to all employees, including our named executive officers. We do not provide a pension plan for our employees and none of our named executive officers participated in a nonqualified deferred compensation plan in 2019. We generally do not provide perquisites or other personal benefits to our named executive officers.

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching contributions or discretionary contributions to the 401(k) plan. Effective as of January 2023, we make 100% matching contributions or discretionary contributions to the 401(k) plan up to $5,000 per employee. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Clawback Policy

The SEC previously adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Act, and, subsequently, Nasdaq adopted listing standards consistent with the SEC rules. In compliance with those standards, we previously adopted an incentive compensation recoupment policy, or “clawback” policy, which applies to our executive officers, within the meaning of Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder, who were employed by the Company or a subsidiary of the Company during the applicable recovery period. Under the policy, in the event that the financial results upon which a cash or equity-based incentive award was predicated become the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the Compensation Committee will conduct a review of awards covered by the policy and recoup any erroneously awarded incentive-based compensation to ensure that the ultimate payout gives retroactive effect to the financial results as restated. The policy covers any cash or equity-based incentive compensation award that was paid, earned or granted to a covered officer during the last completed three fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement.

Equity Compensation Plan Information Table

The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding stock options (a)	Weighted- average exercise price of outstanding stock options (b)(1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	5,005,320	$20.94	3,981,312(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	5,005,320	$20.94	3,981,312(2)

(1)
The weighted-average exercise price of outstanding stock options does not reflect the Repricing given the one-year holding period. After giving effect to the Repricing, the weighted-average exercise price of outstanding stock options would be $3.63.
(2)
As of December 31, 2024, 3,489,005 shares of common stock remained available for future issuance under the 2019 Plan, and 492,307 shares of common stock remained available for future issuance under the ESPP. The number of shares remaining available for future issuance under the 2019 Plan automatically increases on January 1 each year, through and including January 1, 2029, in an amount equal to 4% of the total number of shares of our capital stock outstanding on the last day of the preceding fiscal year, or a lesser number of shares as determined by the Board of Directors. On January 1, 2025, the number of shares available for issuance under the 2019 Plan automatically increased by 5,280,273 shares. The number of shares remaining available for future issuance under the ESPP automatically increases on January 1 of each year through and including January 1, 2029, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock outstanding on such December 31, (ii) 240,336 shares of common stock or (iii) a lesser number of shares as determined by the Board of Directors prior to the beginning of each year. On January 1, 2025, the number of shares available for issuance under the ESPP automatically increased by 240,336 shares.

DIRECTOR COMPENSATION

The following table shows for the year ended December 31, 2024 certain information with respect to the compensation of our non-employee directors:

Director Compensation for the year ended December 31, 2024

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	All Other Compensation	Total
William Rieflin(3)(4)	$90,000	$142,419	$—	$232,419
Michael Giordano, M.D.	59,000	$142,419	—	201,419
Mary Ann Gray, Ph.D.(3)	65,000	$142,419	—	207,419
Linda Kozick	49,500	$142,419	—	191,919
Wendye Robbins, M.D.(3)	52,500	$142,419	—	194,919
Lori Lyons-Williams	51,875	$142,419	—	194,294

(1)
Represents the aggregate grant date fair value of stock options granted to our non-employee directors during 2024, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors (who, for the avoidance of doubt, were not eligible to participate in the Repricing (as described above)).
(2)
The aggregate number of shares underlying all options held by our non-employee directors as of December 31, 2024 are set forth in the table below. As of December 31, 2024, none of our non-employee directors held unvested stock awards other than options.

Name	Number of Shares Underlying Option Awards
William Rieflin	127,199
Michael Giordano, M.D.	89,130
Mary Ann Gray, Ph.D.	120,155
Linda Kozick	116,595
Wendye Robbins, M.D.	124,774
Lori Lyons-Williams	82,230

(3)
In accordance with our non-employee director compensation policy, Mr. Rieflin, Dr. Gray and Dr. Robbins elected to receive all of their annual cash compensation in the form of stock options. See “—Non-Employee Director Compensation Policy” below for additional information.
(4)
Effective January 3, 2025, Mr. Rieflin resigned from the Board of Directors.

The table above does not include Dr. Wong because he does not receive additional compensation for services provided as a director. See “Executive Compensation” in this proxy statement for additional information on Dr. Wong’s compensation.

Non-Employee Director Compensation Policy

We have adopted the NED Compensation Policy, pursuant to which our non-employee directors are eligible to receive compensation for service on our Board of Directors and committees of our Board of Directors. In 2024, pursuant to the NED Compensation Policy, each non-employee director received an annual cash retainer of $40,000 for serving on the Board of Directors while the chair of the Board of Directors received a cash retainer of $30,000 in addition to the annual retainer received by other non-employee directors for serving in that role.

The chair and members of the three committees of our Board of Directors were entitled to the following additional annual cash retainers under the NED Compensation Policy:

Board of Directors Committee	Chair Fee	Member Fee
Audit Committee	$25,000	$12,500
Compensation Committee	15,000	7,500
Nominating and Corporate Governance Committee	10,000	5,000

All annual cash compensation amounts are payable in equal quarterly installments no later than 30 days following the end of each fiscal quarter in which the service occurred, pro-rated based on the days remaining in the calendar quarter. In addition, each non-employee director may elect to receive all of the annual cash compensation that such non-employee director is eligible to earn, as set forth above, in the form of stock options granted pursuant to our 2019 Plan. Such stock options will automatically be granted on the last business day in March of such fiscal year. Any such award will vest as follows: (i) 25% will vest on the last day of the first fiscal quarter during such fiscal year and (ii) 25% will vest on the last day of each subsequent fiscal quarter during such fiscal year, provided that the non-employee director is in service on the first day of the fiscal quarter of the applicable scheduled vesting date. In accordance with such elections in 2024, our non-employee directors were granted the following option awards:

	Option awards
Name	Grant date	Number of options granted	Grant date fair value ($)	Option exercise price ($)	Option expiration date
William Rieflin	03/28/2024	11,871	90,000	8.98	03/27/2034
Mary Ann Gray, Ph.D.	03/28/2024	8,574	65,000	8.98	03/27/2034
Wendye Robbins, M.D.	03/28/2024	6,925	52,500	8.98	03/27/2034

Under the NED Compensation Policy, newly appointed non-employee directors will receive a one-time initial award of a stock option under our 2019 Plan with a grant date fair value of $400,000, determined based on the average stock price over the 30 calendar days immediately preceding the grant date. Each initial grant will vest in a series of three successive equal annual installments over the three-year period measured from the date of grant, subject to the non-employee director’s continuous service through each applicable vesting date. Thereafter, each non-employee director receives an annual award of a stock option to purchase shares on the date of each Annual Meeting of Stockholders with a grant date fair value of $200,000, determined based on the average stock price over the 30 consecutive days immediately preceding the grant date. Pursuant to the NED Compensation Policy, each annual grant will vest in equal installments on each monthly anniversary of the vesting commencement date, subject to the non-employee director’s continuous service through each vesting date. In addition, in the event of a change in control (as defined in the 2019 Plan) of the Company, the shares underlying such grants will vest and become exercisable immediately prior to the effectiveness of such change in control.

The exercise price per share of each stock option granted under the non-employee director compensation policy will be equal to 100% of the fair market value of a share of the underlying common stock on the date of grant. Each stock option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the non-employee director’s continuous service with us or a corporate transaction, each as provided under the 2019 Plan.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For information on our executive compensation program and the Compensation Committee’s approach, refer to the above “Narrative to Summary Compensation Table” and “Outstanding Equity Awards at December 31, 2024”.

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(6)	Net Loss (Millions) (7)
2024	$6,979,539	$(4,583,490)	$2,502,258	$(604,190)	$7.98	$(129.9)
2023	$6,591,617	$6,129,349	$2,039,576	$1,901,921	$125.51	$(116.8)

(1)
For each of the two years presented in the above table, Brian Wong was our Principal Executive Officer, or PEO, and our non-PEO named executive officers, or the Non-PEO NEOs, were William Ho and Rodney Young.
(2)
The dollar amounts reported in this column are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”
(3)
The dollar amounts reported in this column represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2024	$6,979,539	$5,927,297	$(5,635,733)	$(4,583,491)
2023	$6,591,617	$5,730,375	$5,268,107	$6,129,349

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year	Changes in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years' that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Dollar Value of Dividends or other Earnings Paid during the Year on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$279,848	$(3,832,011)	$282,153	$(2,365,723)	$—	$—	$(5,635,733)
2023	$3,649,665	$709,356	$896,452	$12,634	$—	$—	$5,268,107

(4)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.
(5)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$2,502,258	$1,789,465	$(1,316,983)	$(604,190)
2023	$2,039,576	$1,421,133	$1,283,478	$1,901,921

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Fair Value of Current Year Equity Awards at Year End	Average Change in Fair Value of Prior Years’ Equity Awards/ Unvested at Year End	Average Fair Value as of Vesting Date of Current Year Equity Awards	Average Change in Fair Value of Prior Years’ Equity Awards that Vested in the Year	Average Fair Value at the End of the Prior Year of Prior Year Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Dollar Value of Dividends or other Earnings Paid during the Year on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2024	$83,954	$(886,020)	$84,644	$(599,561)	$—	$—	$(1,316,983)
2023	$905,120	$159,922	$222,316	$(3,880)	$—	$—	$1,283,478

(6)
The Total Shareholder Return is determined based on the value of an initial fixed investment of $100 and is calculated in accordance with Item 201(e) of Regulation S-K over the measurement periods beginning on December 31, 2022 and ending on December 31 of 2023 and 2024, respectively.
(7)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above. As noted above, compensation actually paid for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules and does not reflect the amount of compensation earned by or actually paid to our NEOs during the applicable years.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income (loss) over the two most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

The following is a summary of transactions since January 1, 2023, to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements which are described in the sections titled “Executive Compensation” and “Director Compensation.”

Related-Person Transactions & SEC Compliance Policy

We have adopted a written Related-Person Transactions & SEC Compliance Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were or will be participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director or holder of 5% or more of our capital stock, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board of Directors) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Certain Transactions With or Involving Related Persons

2024 Private Placement

In December 2024, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued an aggregate of 100,000,000 shares of common stock, at a price per share of $0.85, and pre-funded warrants to purchase up to 76,452,000 shares of common stock, at a price per pre-funded warrant of $0.8499, for gross proceeds of approximately $150 million. Certain of our five percent or greater stockholders, Redmile Group, LLC (“Redmile”) and Perceptive Advisors LLC (“Perceptive”), participated in the private placement. Entities affiliated with Redmile purchased an aggregate of 5,984,544 shares of common stock and 11,659,456 pre-funded warrants for an aggregate purchase price of $14,996,234. Perceptive purchased an aggregate of 5,880,000 shares of common stock for an aggregate purchase price of $4,998,000. The pre-funded warrants have an exercise price of $0.0001 per share.

Indemnification Agreements

We have entered into separate indemnification agreements with our directors and officers in addition to the indemnification provided for in our Bylaws. These indemnification agreements provide, among other things, that we will indemnify our directors and officers for certain expenses, including damages, judgments, fines, penalties, settlements, costs and attorneys’ fees and disbursements, incurred by a director or officer in any claim, action or proceeding arising in his or her capacity as a director or officer of the Company or in connection with service at our request for another corporation or entity. The indemnification agreements also provide for procedures that will apply in the event that a director or officer makes a claim for indemnification.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are RAPT stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker, notify our Secretary at 1-800-690-6903 or send a written request to: Secretary at RAPT, 561 Eccles Avenue, South San Francisco, California 94080. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Brian Wong, M.D., Ph.D. President and Chief Executive Officer

April , 2025

A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 is available without charge upon written request to: Secretary, RAPT Therapeutics, Inc., 561 Eccles Avenue, South San Francisco, California 94080.

APPENDIX A
FORM OF CERTIFICATE OF AMENDMENT OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF RAPT THERAPEUTICS, INC.

RAPT Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:

First: The name of the Company is RAPT Therapeutics, Inc. (the “Company”).

Second: The date of filing of the original Certificate of Incorporation of this Company with the Secretary of State of the State of Delaware was March 4, 2015 under the name FLX Bio, Inc. and the date of filing of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware was November 4, 2019.

Third: Paragraph A of Article IV of the Company’s Amended and Restated Certificate of Incorporation be, and it hereby is, amended and restated to read in its entirety as follows:

“A. This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 550,000,000 shares. 500,000,000 shares shall be Common Stock, each having a par value of $0.0001. 50,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.

Effective as of the effective time of 11:59 p.m., Eastern Time, on [***DATE***] (the “Effective Time”), each eight (8) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Company or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”); provided, however, that the Company shall issue no fractional shares of Common Stock as a result of the actions set forth herein but shall instead pay to the holder of such fractional share of Common Stock a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on The Nasdaq Global Market (or such other principal market upon which its Common Stock is listed) immediately preceding the Effective Time (with such closing sales price being adjusted to give effect to the Reverse Stock Split), such amount rounded to the nearest whole cent. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Stock Split Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated.”

Fourth: The foregoing amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

In Witness Whereof, RAPT Therapeutics, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this __ day of _____, 202__.

RAPT THERAPEUTICS, INC.

By: ___________________________
Brian Wong, M.D., Ph.D.
President and Chief Executive Officer

A-1

APPENDIX B

RAPT THERAPEUTICS, INC.

2025 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MARCH 25, 2025
APPROVED BY THE STOCKHOLDERS: _________, 2025

EFFECTIVE DATE: ________, 2025

1.
GENERAL.
(a)
Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Company’s 2019 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Pacific time on the Effective Date, no additional awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.
(i)
Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.
(ii)
In addition, from and after 12:01 a.m. Pacific time on the Effective Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plan or the Company’s 2015 Stock Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.
(b)
Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(c)
Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(d)
Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.
ADMINISTRATION.
(a)
Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)
To settle all controversies regarding the Plan and Awards granted under it.
(iv)
To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v)
To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(viii)
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi)
To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c)
Delegation to Committee.
(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be construed as being to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)
Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.
(d)
Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.
(e)
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.
SHARES SUBJECT TO THE PLAN.
(a)
Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 35,273,658 shares (the “Share Reserve”), which number is the sum of (i) 21,500,000 new shares, plus (ii) the number of shares subject to the Prior Plan’s Available Reserve as of the Effective Date, plus (iii) the number of shares that are Returning Shares, as such shares become available from time to time.

In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than five years, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2030, in an amount equal to 5% of the total number of shares of Common Stock plus the total number of shares of the Company’s Common Stock subject to Pre-Funded Warrants (if any), in each case outstanding on the immediately preceding December 31st (rounded down to the nearest whole share). Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)
Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.
(c)
Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 105,820,974 shares.
(d)
Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $750,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $1,000,000.

(e)
Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.
ELIGIBILITY.
(a)
Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b)
Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5.
PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)
Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b)
Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)
Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)
by cash, check, bank draft or money order payable to the Company;
(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)
if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B)

shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)
in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)
Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)
Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)
Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)
Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date that is 90 days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.
(h)
Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)
Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)
Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)
Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)
Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6.
PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)
Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to

(through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)
Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)
Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)
Dividends Subject to Vesting Conditions. Any Restricted Stock Award Agreement shall provide that any dividends with respect to Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)
Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)
Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)
Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)
Dividend Equivalents Subject to Vesting Conditions. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. Any dividend equivalents shall be subject to all of the same terms and conditions (including vesting and forfeiture provisions) of the underlying Restricted Stock Units to which they relate.
(vi)
Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)
Performance Awards.
(i)
Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board (or Committee, as the case may be) may determine that cash may be used in payment of Performance Stock Awards.
(ii)
Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board (or Committee, as the case may be) may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board (or Committee, as the case may be) may specify, to be paid in whole or in part in cash or other property.
(iii)
Board Discretion. The Board (or Committee, as the case may be) retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(d)
Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.
COVENANTS OF THE COMPANY.
(a)
Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)
Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.
(c)
No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the tax treatment or time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.
MISCELLANEOUS.
(a)
Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b)
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)
No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.
(e)
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)
Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)
Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)
Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)
Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)
Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l)
Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
9.
ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c) and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)
Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.
(c)
Transaction. The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i)
arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);
(ii)
arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)
accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;
(iv)
arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)
cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)
make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)
Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
10.
PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.
EXISTENCE OF THE PLAN

The Plan will become effective on the date that it is approved by the stockholders of the Company (the “Effective Date”).

12.
CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.
DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)
“Award” means a Stock Award or a Performance Cash Award.
(c)
“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board

Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)
“Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(g)
“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;
(iv)
the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or
(v)
individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(h)
“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i)
“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(j)
“Common Stock” means the common stock of the Company, having one vote per share.
(k)
“Company” means RAPT Therapeutics, Inc., a Delaware corporation.
(l)
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(m)
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)
a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(o)
“Director” means a member of the Board.
(p)
“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(q)
“Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware (or other applicable state), has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.
(r)
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)
“Entity” means a corporation, partnership, limited liability company or other entity.
(t)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(v)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(w)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(i)
Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(ii)
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x)
“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y)
“Non-Employee Director” means a Director who is not an Employee.
(z)
“Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(aa)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb)
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc)
“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(dd)
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee)
“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ff)
“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(gg)
“Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(hh)
“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ii)
“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(jj)
“Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) customer satisfaction; (xxv) stockholders’ equity; (xxvi) capital expenditures; (xxvii) debt levels; (xxviii) operating profit or net operating profit; (xxix) workforce diversity; (xxx) growth of net income or operating income; (xxxi) billings; (xxxii) pre-clinical development related compound goals; (xxxiii) financing; (xxxiv) regulatory milestones, including approval of a compound; (xxxv) stockholder liquidity; (xxvi) corporate governance and compliance; (xxxvii) product commercialization; (xxxviii) intellectual property; (xxxix) personnel matters; (xl) progress of internal research or clinical programs; (xli) progress of partnered programs; (xlii) partner satisfaction; (xliii) budget management; (xliv) clinical achievements; (xlv) completing phases of a clinical study (including the treatment phase); (xlvi) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (xlvii) timely completion of clinical trials; (xlviii) submission of INDs and NDAs and other regulatory achievements; (xlix) partner or collaborator achievements; (l) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (li) research progress, including the development of programs; (lii) investor relations, analysts and communication; (liii) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (liv) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (lv) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (lvi) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (lvii) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; (lviii) individual performance goals; (lix) corporate development and planning goals; and (lx) other measures of performance selected by the Board or Committee.
(kk)
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board or Committee (as applicable) retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(ll)
“Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee.
(mm)
“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(nn)
“Plan” means this RAPT Therapeutics, Inc. 2025 Equity Incentive Plan.

(oo)
“Pre-Funded Warrant” means any warrant to acquire shares of Common Stock for a nominal exercise price.
(pp)
“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(qq)
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(rr)
“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ss)
“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(tt)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(uu)
“Securities Act” means the Securities Act of 1933, as amended.
(vv)
“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(ww)
“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(xx)
“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(yy)
“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(zz)
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(aaa)
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(bbb)
“Transaction” means a Corporate Transaction or a Change in Control.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com RAPT THERAPEUTICS, INC. Annual Meeting of Stockholders May 29, 2025 10:00 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Brian Wong and Rodney Young, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RAPT Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders to be held at 10:00 AM, Pacific Daylight Time on Thursday, May 29, 2025, virtually via live webcast at www.virtualshareholdermeeting.com/RAPT2024, and any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS AND WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AS SAID PROXIES DEEM ADVISABLE.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side 0000636424_2 R1.0.0.6

APPENDIX C

RAPT THERAPEUTICS, INC.

AMENDED AND RESTATED 2019 EMPLOYEE STOCK PURCHASE PLAN

Adopted by the Board of Directors: March 25, 2025

Approved by the Stockholders: ______, 2025

Effective Date: ______________, 2025

1.
General; Purpose.
(a)
The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.
(b)
The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.
Administration.
(a)
The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)
The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)
To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.
(iii)
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)
To suspend or terminate the Plan at any time as provided in Section 12.
(vi)
To amend the Plan at any time as provided in Section 12.
(vii)
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(viii)
To adopt such rules, procedures and sub-plans relating to the operation and administration of the Plan as are necessary or appropriate under applicable local laws, regulations and procedures to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States.
(c)
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)
All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.
Shares of Common Stock Subject to the Plan; Termination of Evergreen.
(a)
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 4,240,336 shares of Common Stock,

(representing (a) 4,000,000 new shares and (b) the original 240,336 shares of Common Stock reserved under the Plan) plus the number of shares of Common Stock that were automatically added on January 1st of each year, commencing on January 1, 2020 and ending on (and including) January 1, 2025, in an amount equal to the lesser of (i) 1% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year, and (ii) 240,336 shares of Common Stock. For the avoidance of doubt, no shares will be automatically added to the Plan pursuant to the foregoing provision following the Effective Date.
(b)
If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)
The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.
Grant of Purchase Rights; Offering.
(a)
The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)
If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)
The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.
Eligibility.
(a)
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may (unless prohibited by law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code. The Board may also exclude from participation in the Plan or any Offering Employees who are "highly compensated employees" (within the meaning of Section 414(q) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees.
(b)
The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)
the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)
the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c)
No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d)
As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)
Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
6.
Purchase Rights; Purchase Price.
(a)
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c)
In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)
The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.
Participation; Withdrawal; Termination.
(a)
An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law or regulations requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under applicable law or regulations or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date.
(b)
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c)
Unless otherwise required by applicable law or regulations, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
(d)
During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
(e)
Unless otherwise specified in the Offering or required by applicable law or regulations, the Company will have no obligation to pay interest on Contributions.
8.
Exercise of Purchase Rights.
(a)
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)
Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by applicable law or regulations).
(c)
No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws and regulations, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.
9.
Covenants of the Company.

The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.
Designation of Beneficiary.
(a)
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(b)
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest, to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.
Adjustments upon Changes in Common Stock; Corporate Transactions.

(a)
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)
In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.
Amendment, Termination or Suspension of the Plan.
(a)
The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a)relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law, regulations or listing requirements.
(b)
The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.
13.
Effective Date of Plan.

The Plan will become effective on the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

14.
Miscellaneous Provisions.
(a)
Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b)
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
(d)
The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.
(e)
If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(f)
If any provision of the Plan does not comply with applicable law or regulations, such provision shall be construed in such a manner as to comply with applicable law or regulations.
15.
Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)
“Board” means the Board of Directors of the Company.
(b)
“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(c)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(d)
“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(e)
“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(f)
“Common Stock” means, the common stock of the Company, having one vote per share.
(g)
“Company” means RAPT Therapeutics, Inc., a Delaware corporation.
(h)
“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(i)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)
a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(j)
“Director” means a member of the Board
(k)
“Effective Date” means the date on which the Plan is approved by the Company’s stockholders.
(l)
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(m)
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(n)
“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(o)
“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
(p)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and regulations and in a manner that complies with Sections 409A of the Code.
(q)
“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(r)
“Offering Date” means a date selected by the Board for an Offering to commence.
(s)
“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(t)
“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(u)
“Plan” means this Amended and Restated RAPT Therapeutics, Inc. 2019 Employee Stock Purchase Plan.
(v)
“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(w)
“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(x)
“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(y)
“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(z)
“Securities Act” means the Securities Act of 1933, as amended.
(aa)
“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED APRIL 4, 2025

SCAN TO VIEW MATERIALS & VOTE RAPT THERAPEUTICS, INC. 561 ECCLES AVENUE SOUTH SAN FRANCISCO, CA 94080 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Daylight Time on May 28, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RAPT2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Daylight Time on May 28, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V70511-P27479 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RAPT THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1 To elect one Class III director to hold office until RAPT Therapeutics, Inc.'s 2028 annual meeting of stockholders or until his successor has been duly elected and qualified. Nominee: For Withhold For Against Abstain 1a. Dr. Michael F. Giordano The Board of Directors recommends you vote FOR proposals 2, 3, 5, 6 and 7 and ONE YEAR for proposal 4: 5. To approve the amendment of RAPT Therapeutics, Inc.'s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of RAPT Therapeutics Inc.'s issued and outstanding common stock, at a ratio of one-for-eight. For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of RAPT Therapeutics, Inc. for its fiscal year ending December 31, 2025. 3. To approve, on an advisory basis, the compensation of RAPT Therapeutics, Inc.'s named executive officers. 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of RAPT Therapeutics, Inc.'s named executive officers. 1 Year 2 Years 3 Years Abstain 5. To approve the amendment of RAPT Therapeutics, Inc.'s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of RAPT Therapeutics Inc.'s issued and outstanding common stock, at a ratio of one-for-eight. 6. To approve RAPT Therapeutics, Inc.'s 2025 Equity Incentive Plan. 7. To approve the amendment and restatement of RAPT Therapeutics, Inc.'s 2019 Employee Stock Purchase Plan to remove the evergreen provision and increase the aggregate number of shares of the RAPT Therapeutics, Inc.'s common stock reserved for issuance under the ESPP by 4,000,000 shares. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com. RAPT THERAPEUTICS, INC. Annual Meeting of Stockholders May 29, 2025 10:00 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Brian Wong and Rodney Young, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RAPT Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 10:00 AM, Pacific Daylight Time on Thursday, May 29, 2025, virtually via live webcast at www.virtualshareholdermeeting.com/RAPT2025, and any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AS SAID PROXIES DEEM ADVISABLE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side